UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-021979

Nuveen Investment Trust V

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Kevin J. McCarthy

Nuveen Investments

333 West Wacker Drive Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: September 30

Date of reporting period: March 31, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

Item 1. Reports to Stockholders.

Mutual Funds

Nuveen Taxable Fixed Income Funds

For investors seeking a high level of current income and total return.

Semi-Annual Report

March 31, 2011

Share Class / Ticker Symbol

	Class A	Class C	Class R3	Class I
Nuveen Preferred Securities Fund	NPSAX	NPSCX	NPSTX	NPSRX

INVESTMENT ADVISER NAME CHANGE

Effective January 1, 2011, Nuveen Asset Management, the Fund’s investment adviser, changed its name to Nuveen Fund Advisors, Inc. (“Nuveen Fund Advisors”). Concurrently, Nuveen Fund Advisors formed a wholly-owned subsidiary, Nuveen Asset Management, LLC, to house its portfolio management capabilities.

NUVEEN INVESTMENTS COMPLETES STRATEGIC COMBINATION WITH FAF ADVISORS

On December 31, 2010, Nuveen Investments completed the strategic combination between Nuveen Asset Management, LLC, the largest investment affiliate of Nuveen Investments, and FAF Advisors. As part of this transaction, U.S. Bancorp — the parent of FAF Advisors — received cash consideration and a 9.5% stake in Nuveen Investments in exchange for the long term investment business of FAF Advisors, including investment-management responsibilities for the non-money market mutual funds of the First American Funds family.

The approximately $27 billion of mutual fund and institutional assets managed by FAF Advisors, along with the investment professionals managing these assets and other key personnel, have become part of Nuveen Asset Management, LLC. With these additions to Nuveen Asset Management, LLC, this affiliate now manages more than $100 billion of assets across a broad range of strategies from municipal and taxable fixed income to traditional and specialized equity investments.

This combination does not affect the investment objectives or strategies of this Fund. Over time, Nuveen Investments expects that the combination will provide even more ways to meet the needs of investors who work with financial advisors and consultants by enhancing the multi-boutique model of Nuveen Investments, which also includes highly respected investment teams at HydePark, NWQ Investment Management, Santa Barbara Asset Management, Symphony Asset Management, Tradewinds Global Investors and Winslow Capital. Nuveen Investments managed approximately $206 billion of assets as of March 31, 2011.

Must be preceded by or accompanied by a prospectus.	NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Table of Contents

Chairman’s

Letter to Shareholders

Dear Shareholders,

In 2010, the global economy recorded another year of recovery from the financial and economic crises of 2008, but many of the factors that caused the downturn still weigh on the prospects for continued improvement. In the U.S., ongoing weakness in housing values has put pressure on homeowners and mortgage lenders. Similarly, the strong earnings recovery for corporations and banks is only slowly being translated into increased hiring or more active lending. Globally, deleveraging by private and public borrowers has inhibited economic growth and that process is far from complete.

Encouragingly, constructive actions are being taken by governments around the world to deal with economic issues. In the U.S., the recent passage of a stimulatory tax bill relieved some of the pressure on the Federal Reserve to promote economic expansion through quantitative easing and offers the promise of sustained economic growth. A number of European governments are undertaking programs that could significantly reduce their budget deficits. Governments across the emerging markets are implementing various steps to deal with global capital flows without undermining international trade and investment.

The success of these government actions could determine whether 2011 brings further economic recovery and financial market progress. One risk associated with the extraordinary efforts to strengthen U.S. economic growth is that the debt of the U.S. government will continue to grow to unprecedented levels. Another risk is that over time there could be inflationary pressures on asset values in the U.S. and abroad, because what happens in the U.S. impacts the rest of the world economy. Also, these various actions are being taken in a setting of heightened global economic uncertainty, primarily about the supplies of energy and other critical commodities. In this challenging environment, your Nuveen investment team continues to seek sustainable investment opportunities and to remain alert to potential risks in a recovery still facing many headwinds. On your behalf, we monitor their activities to assure they maintain their investment disciplines.

As you will note elsewhere in this report, on December 31, 2010, Nuveen Investments completed a strategic combination with FAF Advisors, Inc., the manager of the First American Funds. The combination adds highly respected and distinct investment teams to meet the needs of investors and their advisors and is designed to benefit all fund shareholders by creating a fund organization with the potential for further economies of scale and the ability to draw from even greater talent and expertise to meet those investor needs.

As always, I encourage you to contact your financial consultant if you have any questions about your investment in a Nuveen Fund. On behalf of the other members of your Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner

Chairman of the Board

May 19, 2011

4	Nuveen Investments

Portfolio Manager’s Comments

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio manager as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Any reference to credit ratings for portfolio holdings denotes the highest rating assigned by a Nationally Recognized Statistical Rating Organization (NRSRO) such as Standard & Poor’s (S&P), Moody’s or Fitch. AAA, AA, A and BBB ratings are investment grade; BB, B, CCC, CC, C and D ratings are below investment grade. Holdings and ratings may change over time.

The Nuveen Preferred Securities Fund features management by Nuveen Asset Management, LLC. Douglas Baker, CFA, has served as the Fund’s portfolio manager since its inception in 2006, and has 13 years of investment industry experience. Here Doug discusses the Fund’s performance and its investment strategy for six-month period ended March 31, 2011.

How did the Fund perform during the six-month period ended March 31, 2011?

The table in the Fund Performance section of this report provides total return performance information for the six-month, one-year and since inception periods March 31, 2011. The Fund’s Class A Shares at net asset value (NAV) outperformed the Merrill Lynch Preferred Stock Hybrid Securities Index, the Market Benchmark Index, and the Lipper Corporate Debt Funds BBB-Rated Category Average during the period.

What strategies were used to manage the Fund during the reporting period?

As has been the case for the past several quarters, the Fund continued to receive meaningful inflows during the six-month period ended March 31, 2011. Consistent with our investment process, the cash was invested in securities issued by firms that we deemed to have stable and/or improving credit profiles. These cash flows, coupled with active portfolio management, allowed us to implement strategies that helped the Fund meaningfully outperform its benchmark, such as a continued overweight to BBB-rated and BB-rated securities. Please keep in mind that these ratings are at the security level. Preferred securities are typically rated between three and five notches below the senior unsecured debt ratings of any particular issuer. As of March 31, 2011, the Fund had a 7.5% allocation to BB-rated securities, while the Blended Index has no exposure to securities rated below BBB. In general, during the reporting period lower rated investment grade and below investment grade securities outperformed higher rated investment grade securities.

During the six-month period ended March 31, 2011, the Fund held a meaningful overweight to the financial services sector versus the Market Benchmark Index, and within that overweight was another overweight to insurance companies versus banks. We believe that during this period of time, uncertainty regarding the impact of new bank regulations likely weighed on preferred/hybrid valuations for the bank sector. While the insurance sector experienced some material natural catastrophe exposure in the fourth quarter of 2010 and the first quarter of 2011, the market appeared to feel comfortable that the sector was adequately capitalized to digest these events. In addition, a few insurance companies proposed and/or executed lucrative tenders for some existing preferred/hybrid securities.

Nuveen Investments	5

As a result, many investors thought it increasingly likely that a growing number of insurance companies would attempt to tender additional preferred/hybrid securities, especially the high coupon structures issued in 2008 and 2009.

In an effort to capitalize on the inefficiencies between the retail and institutional preferred/hybrid markets, we continued to toggle between the $25 par retail sector and the $1000 par institutional sector. Periods of market volatility often drive valuations between retail structures and institutional structures to become meaningfully bifurcated. This dynamic is primarily due to institutional investors’ ability to price risk more efficiently during periods of stress compared to retail investors. In addition, technical factors may also influence the relative valuations between $25 par retail structures and $1000 par institutional structures. For example, aggressive buying of $25 par securities by preferred security ETFs and individual retail investors drove $25 par valuations meaningfully higher compared to $1000 par structures. We used these periods of price discrepancy to rotate between $25 par and $1000 par in an attempt to improve the structure and/or yield of securities held by the Fund.

In addition to toggling between the $25 par retail structures and $1000 par institutional structures, the Fund benefited from an overweight to high equity content, non-cumulative preferred securities that materially outperformed their high debt content, cumulative counterparts. During late 2008 and early 2009, high equity content, non-cumulative security structures meaningfully underperformed high debt content, cumulative structures. Investor demand had spiked for high debt content, cumulative securities in response to menacing headlines coming from the financial services sector. We used this period of time as an opportunity to tactically increase the Fund’s allocation to high equity content, non-cumulative structures. As the severity of headlines abated, and the economy continued to demonstrate signs of stabilization, investor appetite returned for the higher-equity content preferred/hybrid securities. For the six-month period ended March 31, 2011, the Fund remained overweight to high equity content structures relative to the Market Benchmark Index. However, consistent with the past few quarterly measurement periods, we have gradually pared back the Fund’s overweight to these high equity content, non-cumulative structures in response to their increasingly richer valuations.

During the current period, we also entered into forward interest rate swap transactions to reduce the duration of the preferred stock portfolio.

Risk Considerations

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities are subject to credit risk and interest rate risk. The value of, and income generated by debt securities will decrease or increase based on changes in market interest rates. As interest rates rise, bond prices fall. Credit risk refers to an issuer’s ability to make interest and principal payments when due. High yield or lower rated securities carry heightened credit risk and potential for default. The potential use of derivative instruments involves a high degree of financial risk, including the risk that the loss on a derivative may be greater than the principal amount invested. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards.

6	Nuveen Investments

Fund Performance (Unaudited)

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect a contractual agreement between the Fund and the investment adviser to waive certain fees and expenses; see Notes to Financial Statements, Footnote 7 — Management Fees and Other Transactions with Affiliates for more information. In addition, returns may reflect a voluntary expense limitation by the Fund’s investment adviser that may be modified or discontinued at any time without notice. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains.

Comparative index and benchmark return information is provided for the Fund’s Class A Shares at net asset value (NAV) only.

Average Annual Total Returns as of March 31, 2011*

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception**
Class A Shares at NAV	5.33%	15.10%	4.26%
Class A Shares at Offer	0.31%	9.64%	3.07%
Merrill Lynch Preferred Stock Hybrid Securities Index***	3.22%	11.79%	1.59%
Market Benchmark Index***	2.81%	—	3.08%
Lipper Corporate Debt Funds BBB-Rated Category Average***	0.80%	8.15%	5.64%

Class C Shares	4.94%	14.24%	3.50%
Class R3 Shares	5.25%	14.83%	4.01%
Class I Shares	5.46%	15.38%	4.52%

Class A Shares have a maximum 4.75% sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

*	Six-month returns are cumulative; all other returns are annualized.
**	Since inception returns for Class A, C and I Shares are from 12/19/06; since inception return for Class R3 Shares is from 9/29/09.
***	Refer to the Glossary of Terms Used in this Report for definitions.

Nuveen Investments	7

Yields (Unaudited) as of March 31, 2011

Dividend Yield is the most recent dividend per share (annualized) divided by the offering price per share.

The SEC 30-Day Yield is a standardized measure of the Fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the Fund’s portfolio. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. The 30-Day Yield is computed under the same formula but is based on the net asset value (NAV) per share. Dividend Yield may differ from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

The 30-Day Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund’s policy permitting waiver of the A Share load in certain specified circumstances.

	Dividend Yield	30-Day Yield	SEC 30-Day Yield
Class A Shares at NAV	6.39%	5.72%	—
Class A Shares at Offer	6.08%	—	5.44%
Class C Shares	5.64%	4.95%	—
Class R3 Shares	6.13%	5.43%	—
Class I Shares	6.64%	5.95%	—

8	Nuveen Investments

Holding Summaries (Unaudited) as of March 31, 2011

This data relates to the securities held in the Fund’s portfolio of investments. It should not be construed as a measure of performance for the Fund itself.

Ratings shown are the highest of Standard & Poor’s Group, Moody’s Investor Service, Inc. or Fitch, Inc. AAA includes bonds with an implied AAA rating since they are backed by U.S. Government or agency securities. AAA, AA, A and BBB ratings are investment grade; BB, B, CCC, CC, C and D ratings are below-investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

Portfolio Allocation1

Top Five Issuers[1]
JP Morgan Chase & Company	4.8%
Wells Fargo and Company	4.5%
ING Groep NV	4.4%
CoBank Agricultural Credit Bank	4.2%
Aegon NV	4.1%

Bond Credit Quality2

Portfolio Composition[1]
Insurance	35.7%
Commercial Banks	22.0%
Diversified Financial Services	15.5%
Capital Markets	9.7%
U.S. Agency	7.0%
Short Term Investments	0.6%
Other	9.5%

1	As a percentage of total investments (excluding investments in derivatives) as of March 31, 2011. Holdings are subject to change.

2	As a percentage of total investments (excluding short-term investments and investments in derivatives) as of March 31, 2011. Holdings are subject to change.

Nuveen Investments	9

Expense Ratios (Unaudited)

The expense ratios below reflect the Fund’s total operating expenses (before fee waivers or expense reimbursements if any) as shown in the Fund’s most recent prospectus. The expense ratios include management fees and other fees and expenses.

Share Class	Gross Expense Ratios	Net Expense Ratios
Class A	1.16%	1.12%
Class C	1.91%	1.87%
Class R3	1.42%	1.37%
Class I	0.91%	0.87%

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses. The Net Expense Ratios reflect a contractual commitment by the Fund’s investment adviser to waive fees and reimburse expenses through January 31, 2012.

Expense Examples (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)
	A Shares	C Shares	Class R3	I Shares	A Shares	C1 Shares	Class R3	I Shares
Beginning Account Value (10/01/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/11)	$1,053.30	$1,049.40	$1,052.50	$1,054.60	$1,020.04	$1,016.31	$1,018.80	$1,021.29
Expenses Incurred During Period	$5.02	$8.84	$6.29	$3.74	$4.94	$8.70	$6.19	$3.68

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .98%, 1.73%, 1.23% and .73% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the six month period).

10	Nuveen Investments

Portfolio of Investments (Unaudited)

Nuveen Preferred Securities Fund

March 31, 2011

Shares	Description (1)	Coupon	Ratings (2)	Value
	$25 PAR (OR SIMILAR) PREFERRED SECURITIES – 46.3%

	Capital Markets – 7.7%

52,752	Ameriprise Financial, Inc.	7.750%	A	$1,463,868

1,008	BNY Capital Trust IV, Series E	6.875%	A1	26,178

27,520	BNY Capital Trust V, Series F	5.950%	A1	693,229

1,318	Credit Suisse	7.900%	A	35,481

75,432	Deutsche Bank Capital Funding Trust I	7.350%	A	1,905,412

57,664	Deutsche Bank Capital Funding Trust II	6.550%	A	1,421,994

574,651	Deutsche Bank Capital Funding Trust V	8.050%	A	15,389,154

4,100	Deutsche Bank Capital Funding Trust VIII	6.375%	A	98,318

325,627	Deutsche Bank Contingent Capital Trust III	7.600%	A	8,537,940

14,100	Goldman Sachs Group Inc., Series 2004–04 (SATURNS)	6.000%	A2	329,517

2,179	Goldman Sachs Group Inc.	6.200%	A–	54,279

75,000	Goldman Sachs Group Inc.	6.125%	A1	1,826,250

46,801	Morgan Stanley Capital Trust III	6.250%	BBB+	1,111,524

179,600	Morgan Stanley Capital Trust IV	6.250%	BBB+	4,283,460

1,900	Morgan Stanley Capital Trust V	5.750%	BBB+	44,099

270,010	Morgan Stanley Capital Trust VI	6.600%	BBB+	6,601,745

287,440	Morgan Stanley Capital Trust VII	6.600%	BBB+	6,979,043

126,621	Morgan Stanley Capital Trust VIII	6.450%	BBB+	3,065,494
	Total Capital Markets			53,866,985
	Commercial Banks – 9.3%

195,958	Banco Santander Finance	10.500%	A	5,575,005

4,571	Banco Santander Finance	6.800%	A–	111,624

169,704	Barclays Bank PLC	8.125%	A	4,461,518

71,669	Barclays Bank PLC	7.750%	A	1,843,327

195,967	Fifth Third Capital Trust V	7.250%	BBB	4,967,763

439,614	Fifth Third Capital Trust VI	7.250%	BBB	11,148,611

220,819	Fifth Third Capital Trust VII	8.875%	BBB	5,825,205

1,632	Fleet Capital Trust IX	6.000%	BBB	38,058

500	HSBC Finance Corporation	6.000%	A	12,575

17,633	HSBC Holdings PLC	8.125%	A+	481,734

222,364	HSBC Holdings PLC	8.000%	A+	6,066,090

60,000	HSBC Holdings PLC	6.200%	A+	1,449,000

6,625	HSBC USA Inc.	4.500%	A+	170,793

6,899	KeyCorp Capital Trust V	5.875%	Baa3	165,507

95,813	KeyCorp Capital Trust IX	6.750%	BBB	2,400,116

311,531	KeyCorp Capital Trust X	8.000%	BBB	8,137,190

170,293	KeyCorp Capital VIII	7.000%	BBB	4,342,472

172,300	National City Capital Trust II	6.625%	A–	4,360,913

64,863	National City Capital Trust III	6.625%	A–	1,635,845

6,360	USB Capital Trust XI	6.600%	A	162,434

26,547	USB Capital XII	6.300%	A	676,949

50,000	Wachovia Capital Trust IV	6.375%	A	1,249,000

13,031	Wachovia Capital Trust IX	6.375%	A	326,427

Nuveen Investments	11

Portfolio of Investments (Unaudited)

Nuveen Preferred Securities Fund (continued)

March 31, 2011

Shares	Description (1)	Coupon	Ratings (2)	Value
	Commercial Banks (continued)

3,392	Wachovia Capital Trust X	7.850%	A	$88,328

845	Wells Fargo & Company	8.000%	A	23,728
	Total Commercial Banks			65,720,212
	Consumer Finance — 1.7%

50,000	Heller Financial Inc.	6.950%	A+	5,048,440

29,250	Heller Financial Inc.	6.687%	A+	2,841,822

105,602	HSBC Finance Corporation	6.360%	A	2,487,983

70,272	HSBC USA Inc., Series H	6.500%	A+	1,756,800
	Total Consumer Finance			12,135,045
	Diversified Financial Services – 11.6%

29	BAC Capital Trust X	6.250%	BBB	679

194,260	Citigroup Capital Trust VII	7.125%	BBB	4,852,615

45,655	Citigroup Capital Trust VIII	6.950%	BBB	1,129,505

7,847	Citigroup Capital Trust XII	8.500%	BBB	206,612

475,000	Citigroup Capital XIII	7.875%	BBB	13,015,000

6,165	Citigroup Capital XV	6.500%	BBB	147,220

14,002	Citigroup Capital XVI	6.450%	BBB	334,088

2,577	Citigroup Capital XVII	6.350%	BBB	60,869

33,500	Citigroup Capital XIX	7.250%	BBB	839,510

5,400	Citigroup Capital XX	7.875%	BBB	138,672

577,524	Countrywide Capital Trust III	7.000%	BBB	14,443,875

13,877	Countrywide Capital Trust IV	6.750%	BBB	343,733

139,147	Fleet Capital Trust VIII	7.200%	BBB	3,475,892

517,868	ING Groep N.V.	8.500%	Ba1	13,293,672

259,748	ING Groep N.V.	7.375%	Ba1	6,241,744

175,018	ING Groep N.V.	7.200%	Ba1	4,151,427

58,482	ING Groep N.V.	7.050%	Ba1	1,363,800

134,010	ING Groep N.V.	6.375%	Ba1	2,893,276

108,031	ING Groep N.V.	6.200%	Ba1	2,316,185

6,281	ING Groep N.V.	6.125%	Ba1	133,408

3,573	JP Morgan Chase Capital Trust XI	5.875%	A2	88,467

376	JP Morgan Chase Capital Trust XIX, Series S	6.625%	A2	9,532

714	JP Morgan Chase Capital Trust XXIV	6.875%	A2	18,478

309,016	JP Morgan Chase Capital Trust XXIX	6.700%	A2	7,873,728

82,803	MBNA Corporation, Capital Trust D	8.125%	BBB	2,098,228

66,168	MBNA Capital E	8.100%	BBB	1,697,209

3,823	Merrill Lynch Capital Trust III	7.375%	BBB	97,066
	Total Diversified Financial Services			81,264,490
	Electric Utilities – 1.4%

895	American Electric Power	8.750%	Baa3	24,720

6,228	DTE Energy Trust I	7.800%	BBB–	164,544

100	DTE Energy Trust II	7.500%	BBB–	2,608

25,783	Entergy Texas Inc.	7.875%	BBB+	723,471

8,000	Georgia Power Company	6.500%	BBB+	828,000

12	Nuveen Investments

Shares	Description (1)	Coupon	Ratings (2)	Value
	Electric Utilities (continued)

1,200	NextEra Energy Inc.	7.450%	BBB	$32,580

9,700	NextEra Energy Inc.	6.600%	BBB	251,521

56,136	PPL Capital Funding, Inc.	6.850%	BBB	1,439,888

53,000	PPL Electric Utilities Corporation	6.250%	BB+	1,321,688

49,000	Southern California Edison Company	6.500%	Baa2	4,867,846
	Total Electric Utilities			9,656,866
	Insurance – 9.2%

48,366	Aegon N.V.	6.875%	BBB	1,148,209

73,646	Aegon N.V.	6.500%	BBB	1,674,710

505,699	Aegon N.V.	6.375%	BBB	11,514,766

560,642	Aegon N.V.	7.250%	BBB	13,870,283

845,522	Allianz SE	8.375%	A+	22,591,327

111,492	American International Group	7.700%	BBB	2,779,496

12,437	Arch Capital Group Limited, Series B	7.875%	BBB	315,651

291,912	Assured Guaranty Municipal Holdings	6.875%	A+	6,889,123

2,712	Assured Guaranty Municipal Holdings	6.250%	A+	59,257

35,588	Assured Guaranty Municipal Holdings	5.600%	A+	711,760

5,000	Endurance Specialty Holdings Limited	7.750%	BBB–	127,950

2,100	MetLife Inc., Series B	6.500%	Baa2	52,206

1,700	PLC Capital Trust III	7.500%	BBB	43,010

17,475	PLC Capital Trust IV	7.250%	BBB	435,827

3,319	Principal Financial Group	6.518%	BBB	80,486

1,250	Principal Financial Group	5.563%	BBB	117,305

8,947	Protective Life Corporation	7.250%	BBB	223,496

199	Prudential Financial Inc.	9.000%	BBB+	5,474

820	Prudential PLC	6.750%	A–	20,533

18,187	RenaissanceRe Holdings Limited, Series C	6.080%	BBB+	417,392

51,390	RenaissanceRe Holdings Limited, Series D	6.600%	BBB+	1,262,138

14,123	Selective Insurance Group	7.500%	Baa3	354,487
	Total Insurance			64,694,886
	Multi-Utilities – 0.3%

59,165	Dominion Resources Inc.	8.375%	BBB	1,679,694

13,300	Xcel Energy Inc.	7.600%	BBB	370,671
	Total Multi-Utilities			2,050,365
	Real Estate Investment Trust – 0.9%

1,131	Duke Realty Corporation, Series L	6.600%	Baa3	26,420

220	Duke Realty Corporation, Series O	8.375%	Baa3	5,885

6,700	Duke-Weeks Realty Corporation	6.625%	Baa3	155,708

78,821	Harris Preferred Capital Corporation, Series A	7.375%	A–	1,981,560

539	Kimco Realty Corporation, Series G	7.750%	Baa2	13,939

5,000	PS Business Parks, Inc.	7.000%	BBB	124,700

63,943	PS Business Parks, Inc.	6.700%	BBB	1,560,209

8,680	Public Storage, Inc., Series K	7.250%	A–	221,427

30,390	Public Storage, Inc., Series W	6.500%	BBB+	754,888

Nuveen Investments	13

Portfolio of Investments (Unaudited)

Nuveen Preferred Securities Fund (continued)

March 31, 2011

Shares	Description (1)	Coupon	Ratings (2)	Value
	Real Estate Investment Trust (continued)

9,388	Vornado Realty LP	7.875%	BBB	$254,321

8,930	Vornado Realty Trust	6.750%	BBB-	218,696

32,600	Wachovia Preferred Funding Corporation	7.250%	A–	832,930
	Total Real Estate Investment Trust			6,150,683
	Thrifts & Mortgage Finance – 0.0%

3,623	Sovereign Capital Trust V	7.750%	A	92,024
	U.S. Agency – 4.2%

35,000	Cobank Agricultural Credit Bank, 144A	7.814%	A	1,650,471

465,250	Cobank Agricultural Credit Bank, 144A	7.000%	A	21,794,078

107,000	Cobank Agricultural Credit Bank, 144A	11.000%	A	5,965,250
	Total U.S. Agency			29,409,799
	Total $25 Par (or similar) Preferred Securities (cost $281,539,571)			325,041,355

Principal Amount (000)	Description (1)	Optional Call Provisions (3)	Ratings (2)	Value
	TAXABLE MUNICIPAL BONDS – 0.9%

	California – 0.2%

$385	California Municipal Finance Authority, Educational Facilities Revenue Bonds, OCEAA Project, Series 2008B, 11.000%, 10/01/14	No Opt. Call	N/R	$373,904

200	California Statewide Community Development Authority, Lancer Educational Student Housing Revenue Bonds, California Baptist University, Series 2007, 9.125%, 6/01/13	No Opt. Call	N/R	201,354

200	Long Beach, California, Senior Airport Revenue Bonds, Federally Taxable – Build America Bonds, Series 2009C, 7.765%, 6/01/39	12/19 at 100.00	A2	194,280

200	Southwestern Community College District, San Diego County, California, General Obligation Bonds, Election of 2008, Build America Bonds Series 2009, 7.230%, 8/01/39	8/19 at 100.00	Aa2	201,586
985	Total California			971,124
	Florida – 0.3%

255	Miami-Dade County, Florida, Transit System Sales Surtax Revenue Bonds, Build America Bond Series 2009B, 6.910%, 7/01/39	7/19 at 100.00	AA	246,679

190	Northern Palm Beach County Improvement District, Florida, Water Control and Improvement Bonds, Development Unit 46, Series 2007B, 8.250%, 8/01/21	8/14 at 100.00	N/R	178,807

200	Orlando, Florida, Capital Improvement Special Revenue Bonds, Build America Taxable Bond Series 200C, 7.100%, 10/01/39	10/19 at 100.00	AA+	206,034

250	Pasco County, Florida, Water and Sewer Revenue Bonds, Build America Bonds Series 2009B, 6.760%, 10/01/39	No Opt. Call	AA	255,995

200	Seacoast Utility Authority, Florida, Water and Sewer Utility System Revenue Bonds, Taxable Build America, Series 2009B, 6.680%, 3/01/39	3/20 at 100.00	Aa3	201,452

445	Seminole Tribe of Florida, Special Obligation Bonds, Series 2007B, 7.804%, 10/01/20	No Opt. Call	BBB-	439,736

200	South Broward Hospital District, Florida, Revenue Bonds, Build America Taxable Bonds, Series 2009B, 7.278%, 5/01/44	5/19 at 100.00	AA-	203,988
1,740	Total Florida			1,732,691
	Hawaii – 0.0%

200	Honolulu City and County, Hawaii, General Obligation Bonds, Build America Bonds, Series 2009E, 6.300%, 9/01/34	9/19 at 100.00	Aa1	201,152

14	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (3)	Ratings (2)	Value
	Idaho – 0.0%

$75	Idaho Housing and Finance Association NonProfit Facilities Revenue Bonds, Liberty Charter School, Inc, Series 2008B, 7.500%, 6/01/12	No Opt. Call	BBB	$74,103
	Louisiana – 0.0%

195	Carter Plantation Land Louisiana, Revenue Bonds, 9.000%, 7/01/17, 144A (4),(5)	4/11 at 100.00	N/R	19,500
	Michigan – 0.1%

200	Croswell & Lexington Community Schools, Michigan, General Obligation Bonds, School Building & Site Series 2009, 6.050%, 5/01/29	5/19 at 100.00	AA–	189,276

1,500	Lansing Tax Increment Finance Authority, Michigan, Tax Increment Bonds, Capital Appreciation Refunding Series 2009, 0.000%, 5/01/31	5/19 at 38.12	AA	324,330
1,700	Total Michigan			513,606
	Missouri – 0.0%

200	Missouri Joint Municipal Electric Utility Commission, Prairie State Power Project Revenue Bond, Federally Taxable Build America Bonds – Direct Pay, Series 2009A, 6.890%, 1/01/42	1/19 at 100.00	A3	196,488
	Nevada – 0.0%

200	Clark County, Nevada, Airport Revenue Bonds, Senior Lien Series 2009B, 6.881%, 7/01/42	7/19 at 100.00	Aa2	199,996
	New Jersey – 0.1%

200	South Jersey Transportation Authority, New Jersey, Transportation System Revenue Bonds, Build America Bond Series 2009A-5, 7.000%, 11/01/38	No Opt. Call	A–	203,180
	Ohio – 0.1%

200	American Municipal Power Ohio Inc., Prairie State Energy Campus Project Revenue Bnods, Federally Taxable Issuer Subsidy Build America Bonds, Series 2009C, 6.553%, 2/15/39	2/19 at 100.00	A1	190,728

200	Berea City School District, County, Ohio, Certificates of Participartion, Build America Bonds, Series 2009B, 7.250%, 10/01/39	10/19 at 100.00	A1	199,522

200	Edgewood City School District, Counties of Butler and Preble, Ohio, School Improvement General Obligation Bonds, Build America Bonds, Series 2009, 7.500%, 12/01/37	No Opt. Call	Aa3	206,650

200	Hamilton, Ohio, Electric System Revenue Bonds, Build America Bonds Series 2009B, 6.600%, 10/01/39 – AGC Insured	10/19 at 100.00	Aa3	195,238
800	Total Ohio			792,138
	Texas – 0.1%

600	Danbury Higher Education Authority Inc., Texas, Golden Rule Charter School Revenue Bonds, Series 2008B, 10.000%, 8/15/18	No Opt. Call	BB+	561,228

100	La Vernia Education Financing Corporation, Texas, Charter School Revenue Bonds, Riverwalk Education Foundation, Series 2007B, 8.750%, 8/15/12	8/11 at 100.00	N/R	100,173

200	North Texas Tollway Authority, System Revenue Bonds, Taxble Build America Bond Series 2009B, 6.718%, 1/01/49	No Opt. Call	A2	199,428
900	Total Texas			860,829
	Virginia – 0.0%

200	Metropolitan Washington DC Airports Authority, Virginia, Dulles Toll Raod Revenue Bonds, Series 2009D, 7.462%, 10/01/46 – AGC Insured	No Opt. Call	BBB+	196,456
	Washington – 0.0%

520	Washington State Economic Development Finance Authority, Revenue Bonds, Coeur D’Alene Fiber Fuels Inc., Series 2007H, 10.000%, 12/01/11 (4),(5)	No Opt. Call	N/R	130,000
$7,915	Total Taxable Municipal Bonds (cost $6,751,890)			6,091,263

Nuveen Investments	15

Portfolio of Investments (Unaudited)

Nuveen Preferred Securities Fund (continued)

March 31, 2011

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	CORPORATE BONDS – 5.1%

	Electric Utilities – 0.4%

$3,000	FPL Group Capital Inc.	6.650%	6/15/17	BBB	$2,996,250
	Insurance – 4.7%

9,310	American International Group, Inc.	8.175%	5/15/58	BBB	10,019,888

2,000	Nationwide Mutual Insurance Company, 144A	8.250%	12/01/31	A–	2,164,818

1,500	Nationwide Mutual Insurance Company, 144A	7.875%	4/01/33	A–	1,592,003

15,210	Nationwide Mutual Insurance Company, 144A	9.375%	8/15/39	A–	18,496,925

700	QBE Insurance Group Limited, 144A	9.750%	3/14/14	A	809,553
28,720	Total Insurance				33,083,187
$31,720	Total Corporate Bonds (cost $34,512,193)				36,079,437
Principal Amount (000)/Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value
	CAPITAL PREFERRED SECURITIES – 45.6%

	Capital Markets – 1.9%

250	BNY Institutional Capital, 144A	7.780%	12/01/26	A1	$255,938

6,500	Goldman Sachs Group, Inc.	6.345%	2/15/34	A3	6,245,928

6,569	Schwab Capital Trust I	7.500%	11/15/37	BBB+	6,785,251
13,319	Total Capital Markets				13,287,117
	Commercial Banks – 12.3%

3,000	Abbey National Capital Trust I	8.963%	6/30/30	A	3,285,000

2,062	Bank of America Corporation	8.000%	1/30/18	BBB	2,217,413

12,935	Barclays Bank PLC	6.278%	12/15/34	A	11,253,450

3,135	BB&T Capital Trust IV	6.820%	6/12/37	Baa1	3,119,325

900	BBVA Bancomer Texas	7.250%	4/22/20	A3	908,612

11,705	BNP Paribas, 144A	7.195%	12/25/37	A	11,236,800

950	Credit Agricole, S.A	9.750%	12/26/54	A	1,033,125

5,500	First Empire Capital Trust I	8.234%	2/01/27	Baa2	5,569,938

3,000	First Empire Capital Trust II	8.277%	6/01/27	Baa2	3,036,585

3,380	HVB Funding Trust III, 144A	9.000%	10/22/31	BBB	3,295,500

4,750	Rabobank Nederland, 144A	11.000%	6/30/19	AA–	6,186,875

1,000	Societe Generale	8.750%	10/07/49	BBB+	1,057,500

3,500	Standard Chartered PLC, 144A	7.014%	7/30/37	A	3,403,855

2,000	Union State Capital Trust I	9.580%	2/01/27	N/R	2,042,100

24,619	Wells Fargo & Company, Series K	7.980%	9/15/99	A	26,957,804

1,833	Wells Fargo Capital Trust XIII	7.700%	3/26/13	A	1,887,990
84,269	Total Commercial Banks				86,491,872
	Consumer Finance – 1.0%

6,895	Capital One Capital III Corporation	7.686%	8/15/36	BBB	7,093,231
	Diversified Financial Services – 3.7%

22,811	JPMorgan Chase & Company	7.900%	4/30/18	A	24,957,743

1,000	Republic New York Capital I	7.750%	11/15/26	A+	1,020,000
23,811	Total Diversified Financial Services				25,977,743
	Electric Utilities – 1.0%

500	FPL Group Capital Inc.	6.350%	10/01/16	BBB	493,125

825	FPL Group Capital Inc.	7.300%	9/01/17	BBB	861,094

5,959	PPL Capital Funding, Inc.	6.700%	3/30/17	BB+	5,877,064
7,284	Total Electric Utilities				7,231,283

16	Nuveen Investments

Principal Amount (000)/Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Insurance – 21.2%

1,300	Ace Capital Trust II	9.700%	4/01/30	BBB+	$1,638,000

7,010	AXA SA, 144A	6.379%	12/14/36	Baa1	6,203,850

84	Axis Capital Holdings Limited	7.500%	12/01/15	BBB	8,326,317

22,154	Catlin Insurance Company Limited	7.249%	1/19/17	BBB+	20,880,145

1,900	Dai-Ichi Mutual Life, 144A	7.250%	7/25/61	A3	1,878,253

6,195	Everest Reinsurance Holdings, Inc.	6.600%	5/15/37	Baa1	5,885,250

8,000	Financial Security Assurance Holdings, 144A	6.400%	12/15/36	A–	5,240,000

14,500	Glen Meadows Pass Through Trust, 144A	6.505%	2/15/17	BB+	12,796,250

2,400	Hartford Financial Services Group Inc.	8.125%	6/15/18	BB+	2,628,000

12,172	Liberty Mutual Group Inc., 144A	10.750%	6/15/58	Baa3	15,823,600

4,150	Lincoln National Corporation	7.000%	5/17/16	BBB	4,118,875

3,000	Lincoln National Corporation	6.050%	4/20/17	BBB	2,805,000

15,711	MetLife Capital Trust X, 144A	9.250%	4/08/68	BBB	18,971,033

3,847	National Financial Services Inc.	6.750%	5/15/37	Baa2	3,568,093

5,090	Prudential Financial Inc.	8.875%	6/15/18	BBB+	6,006,200

3,000	Prudential PLC	7.750%	3/23/49	A–	3,037,500

2,000	Reinsurance Group of America Inc.	6.750%	12/15/15	BBB–	1,954,252

5,000	StanCorp Financial Group Inc.	6.900%	6/01/17	BBB	4,800,000

9,455	Swiss Re Capital I, 144A	6.854%	5/25/16	A–	9,252,096

7,900	Symetra Financial Corporation, 144A	8.300%	10/15/37	BBB–	7,959,250

5,851	XL Capital Ltd	6.500%	10/15/57	BBB–	5,368,293
140,719	Total Insurance				149,140,257
	Real Estate Investment Trust – 1.7%

11	Sovereign Real Estate Investment Trust, 144A	12.000%	10/31/50	A	12,302,960
	U.S. Agency – 2.8%

1,650	AgFirst Farm Credit Bank	7.300%	12/15/53	A	1,456,010

16	Farm Credit Bank of Texas	10.000%	12/15/60	A	17,930,000
1,666	Total U.S. Agency				19,386,010
	Total Capital Preferred Securities (cost $294,587,421)				320,910,473

Principal Amount (000)	Description (1)		Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 0.6%

$4,083	Repurchase Agreement with State Street Bank, dated 3/31/11, repurchase price $4,083,232, collateralized by $4,120,000 U.S. Treasury Notes, 1.000%, due 4/30/12, value 4,165,993		0.010%	4/01/11	$4,083,231
	Total Short-Term Investments (cost $4,083,231)				4,083,231
	Total Investments (cost $621,474,306) – 98.5%				692,205,759
	Other Assets Less Liabilities – 1.5% (7)				10,402,249
	Net Assets – 100%				$702,608,008

Investments in Derivatives

Forward Swaps outstanding at March 31, 2011:

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Effective Date (6)	Termination Date	Unrealized Appreciation (Depreciation)
Morgan Stanley	$28,000,000	Receive	3-Month USD-LIBOR	2.970%	Semi-Annually	11/10/11	11/10/21	$2,120,439
Morgan Stanley	12,000,000	Receive	3-Month USD-LIBOR	3.488%	Semi-Annually	10/14/11	10/14/40	1,833,356
								$3,953,795

Nuveen Investments	17

Portfolio of Investments (Unaudited)

Nuveen Preferred Securities Fund (continued)

March 31, 2011

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investor Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(3)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(4)	For fair value measurement disclosure purposes, investment categorized as Level 3. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Investment Valuation for more information.

(5)	The Fund’s Adviser has concluded this issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.

(6)	Effective date represents the date on which both the Fund and Counterparty commence interest payment accruals on each forward swap contract.

(7)	Other Assets Less Liabilities includes Value and/or Net Unrealized Appreciation (Depreciation) of derivative instruments as listed within Investments in Derivatives.

N/R	Not rated.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

SATURNS	Structured Asset Trust Unit Repackaging.

USD-LIBOR	United States Dollar-London Inter-Bank Offered Rate.

See accompanying notes to financial statements.

18	Nuveen Investments

Statement of Assets and Liabilities (Unaudited)

March 31, 2011

Assets
Investments, at value (cost $621,474,306)	$692,205,759
Unrealized appreciation on forward swaps	3,953,795
Receivables:
Dividends	1,293,151
Interest	6,590,476
Investments sold	4,636,996
Shares sold	3,396,556
Other assets	6,951
Total assets	712,083,684
Liabilities
Payables:
Dividends	1,818,072
Investments purchased	5,539,206
Shares redeemed	1,349,681
Accrued expenses:
Management fees	329,945
12b-1 distribution and service fees	128,227
Other	310,545
Total liabilities	9,475,676
Net assets	$702,608,008
Class A Shares
Net assets	$189,779,153
Shares outstanding	11,225,263
Net asset value per share	$16.91
Offering price per share (net asset value per share plus maximum sales charge of 4.75% of offering price)	$17.75
Class C Shares
Net assets	$106,925,686
Shares outstanding	6,321,718
Net asset value and offering price per share	$16.91
Class R3 Shares
Net assets	$105,516
Shares outstanding	6,200
Net asset value and offering price per share	$17.02
Class I Shares
Net assets	$405,797,653
Shares outstanding	23,999,866
Net asset value and offering price per share	$16.91
Net Assets Consist of:
Capital paid-in	$611,704,988
Undistributed (Over-distribution of) net investment income	(1,258,126)
Accumulated net realized gain (loss)	17,475,898
Net unrealized appreciation (depreciation)	74,685,248
Net assets	$702,608,008
Authorized shares	Unlimited
Par value per share	$0.01

See accompanying notes to financial statements.

Nuveen Investments	19

Statement of Operations (Unaudited)

Six Months Ended March 31, 2011

Investment Income
Dividends	$12,391,067
Interest	11,791,175
Total investment income	24,182,242
Expenses
Management fees	2,347,466
12b-1 service fees – Class A	222,270
12b-1 distribution and service fees – Class C	504,752
12b-1 distribution and service fees – Class R3	196
Shareholders’ servicing agent fees and expenses	197,370
Custodian’s fees and expenses	75,809
Trustees’ fees and expenses	8,004
Professional fees	28,673
Shareholders’ reports – printing and mailing expenses	55,540
Federal and state registration fees	85,126
Other expenses	11,008
Total expenses before custodian fee credit and expense reimbursement	3,536,214
Custodian fee credit	(157)
Expense reimbursement	(389,684)
Net expenses	3,146,373
Net investment income (loss)	21,035,869
Realized and Unrealized Gain (Loss):
Net realized gain (loss) from investments	18,886,257
Change in net unrealized appreciation (depreciation) of:
Investments	(9,598,821)
Forward swaps	3,921,321
Net realized and unrealized gain (loss)	13,208,757
Net increase (decrease) in net assets from operations	$34,244,626

See accompanying notes to financial statements.

20	Nuveen Investments

Statement of Changes in Net Assets (Unaudited)

	Six Months Ended 3/31/2011	Year Ended 9/30/10
Operations
Net investment income (loss)	$21,035,869	$30,309,314
Net realized gain (loss) from:
Investments	18,886,257	27,616,437
Futures	—	(44,310)
Change in net unrealized appreciation (depreciation) of:
Investments	(9,598,821)	35,553,087
Forward swaps	3,921,321	32,474
Futures	—	(101,585)
Net increase (decrease) in net assets from operations	34,244,626	93,365,417
Distributions to Shareholders
From net investment income:
Class A	(5,755,859)	(8,823,737)
Class C	(2,889,825)	(4,793,553)
Class R3	(2,453)	(3,823)
Class I	(12,817,647)	(17,275,636)
From accumulated net realized gains:
Class A	(4,508,870)	—
Class C	(2,475,555)	—
Class R3	(1,530)	—
Class I	(9,927,935)	—
Decrease in net assets from distributions to shareholders	(38,379,674)	(30,896,749)
Fund Share Transactions
Proceeds from sale of shares	254,541,005	487,260,177
Proceeds from shares issued to shareholders due to reinvestment of distributions	19,698,958	15,884,319
	274,239,963	503,144,496
Cost of shares redeemed	(209,217,111)	(183,288,380)
Net increase (decrease) in net assets from Fund share transactions	65,022,852	319,856,116
Net increase (decrease) in net assets	60,887,804	382,324,784
Net assets at the beginning of period	641,720,204	259,395,420
Net assets at the end of period	$702,608,008	$641,720,204
Undistributed (Over-distribution of) net investment income at the end of period	$(1,258,126)	$(828,211)

See accompanying notes to financial statements.

Nuveen Investments	21

Financial Highlights (Unaudited)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Return of Capital	Total	Ending Net Asset Value	Total Return(c)
Class A (12/06)
Year Ended 9/30:
2011(i)	$16.99	$.53	$.35	$.88	$(.54)	$(.42)	$—	$(.96)	$16.91	5.33%
2010	14.73	1.11	2.28	3.39	(1.13)	—	—	(1.13)	16.99	23.84
2009(e)	11.76	.84	3.00	3.84	(.87)	—	—	(.87)	14.73	35.29
Year Ended 12/31:
2008	16.98	1.31	(5.30)	(3.99)	(1.08)	—	(.15)	(1.23)	11.76	(24.67)
2007	20.01	1.08	(3.03)	(1.95)	(1.08)	—	—	(1.08)	16.98	(10.12)
2006(f)	20.00	.03	(.02)	.01	—	—	—	—	20.01	.05
Class C (12/06)
Year Ended 9/30:
2011(i)	17.00	.47	.34	.81	(.48)	(.42)	—	(.90)	16.91	4.94
2010	14.74	1.00	2.28	3.28	(1.02)	—	—	(1.02)	17.00	22.94
2009(e)	11.77	.78	3.00	3.78	(.81)	—	—	(.81)	14.74	34.48
Year Ended 12/31:
2008	16.96	1.16	(5.24)	(4.08)	(.97)	—	(.14)	(1.11)	11.77	(25.13)
2007	20.01	.93	(3.03)	(2.10)	(.95)	—	—	(.95)	16.96	(10.85)
2006(f)	20.00	.03	(.02)	.01	—	—	—	—	20.01	.05
Class R3 (9/09)
Year Ended 9/30:
2011(i)	17.10	.52	.35	.87	(.53)	(.42)	—	(.95)	17.02	5.25
2010	14.82	1.08	2.30	3.38	(1.10)	—	—	(1.10)	17.10	23.59
2009(h)	14.88	.01	(.07)	(.06)	—	—	—	—	14.82	(.40)
Class I (12/06)(g)
Year Ended 9/30:
2011(i)	16.99	.55	.36	.91	(.57)	(.42)	—	(.99)	16.91	5.46
2010	14.72	1.16	2.28	3.44	(1.17)	—	—	(1.17)	16.99	24.23
2009(e)	11.76	.86	3.00	3.86	(.90)	—	—	(.90)	14.72	35.48
Year Ended 12/31:
2008	16.98	1.19	(5.14)	(3.95)	(1.14)	—	(.13)	(1.27)	11.76	(24.45)
2007	20.01	1.18	(3.08)	(1.90)	(1.13)	—	—	(1.13)	16.98	(9.91)
2006(f)	20.00	.04	(.03)	.01	—	—	—	—	20.01	.05

22	Nuveen Investments

Ratios/Supplemental Data
	Ratios to Average Net Assets Before Reimbursement				Ratios to Average Net Assets After Reimbursement(d)
Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate

$189,779	1.10	*	6.18	*	.98	*	6.30	*	29
185,972	1.16		6.87		.95		7.07		72
93,983	1.47	*	8.58	*	.94	*	9.11	*	30

22,420	1.64		10.32		.95		11.02		99
321	2.50		4.23		1.13		5.60		179
275	18.18	*	(12.06	)*	1.23	*	4.88	*	0

106,926	1.85	*	5.45	*	1.73	*	5.57	*	29
97,316	1.91		6.13		1.70		6.34		72
48,720	2.23	*	7.82	*	1.69	*	8.36	*	30

6,429	2.32		8.90		1.70		9.52		99
245	3.29		3.39		1.89		4.79		179
275	18.93	*	(12.82	)*	1.99	*	4.12	*	0

106	1.36	*	6.04	*	1.23	*	6.16	*	29
62	1.42		6.59		1.20		6.81		72
50	1.37	*	11.62	*	1.20	*	11.79	*	30

405,798	.85	*	6.48	*	.73	*	6.60	*	29
358,371	.91		7.16		.70		7.37		72
116,643	1.21	*	9.12	*	.69	*	9.64	*	30

38,697	1.26		7.57		.69		8.14		99
19,769	1.80		5.28		.78		6.30		179
4,178	17.92	*	(11.81	)*	.98	*	5.13	*	0

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(e)	For the nine months ended September 30, 2009.
(f)	For the period December 19, 2006 (commencement of operations) through December 31, 2006.
(g)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.
(h)	For the period September 29, 2009 (commencement of operations) through September 30, 2009.
(i)	For the six months ended March 31, 2011.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	23

Notes to Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

General Information

The Nuveen Investment Trust V (the “Trust”) is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of the Nuveen Preferred Securities Fund (the “Fund”), among others. The Trust was organized as a Massachusetts business trust on September 27, 2006.

Effective January 1, 2011, the Fund’s adviser, Nuveen Asset Management, a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”), changed its name to Nuveen Fund Advisors, Inc. (the “Adviser”). Concurrently, the Adviser formed a wholly-owned subsidiary, Nuveen Asset Management, LLC (the “Sub-Adviser”) to house its portfolio management capabilities and to serve as the Fund’s sub-adviser, and the Fund’s portfolio manager became an employee of the Sub-Adviser. The Adviser will compensate the Sub-Adviser for the portfolio management services it provides to the Fund from the Fund’s management fee.

The Fund seeks to provide a high level of current income and total return. Under normal market conditions, the Fund invests at least 80% of its net assets in preferred securities. Preferred securities generally pay fixed or adjustable rate distributions to investors and have preference over common stock in the payment of distributions and the liquidation of a company’s assets, but are junior to all forms of the company’s debt, including both senior and subordinated debt; therefore, the risks and potential rewards of investing in the Fund may at times be similar to the risks and potential rewards of investing in both equity funds and bond funds. The Fund invests primarily in fully taxable preferred securities (i.e., securities that do not qualify for the dividends received deduction). The Fund normally invests at least 60% of its net assets in securities rated investment grade (BBB/Baa or higher) at the time of purchase by at least one independent rating agency and unrated securities judged to be of comparable quality by the Sub-Adviser. The Fund may invest up to 40% of its net assets in securities rated below investment grade (BB/Ba or lower) at the time of purchase, which are commonly referred to as “high yield,” or “junk” securities. Although the Fund invests primarily in securities issued by U.S. companies, the Fund may invest up to 35% of its net assets in U.S. dollar-denominated securities issued by non-U.S. companies. The Fund seeks to meet its investment objective by investing primarily in preferred securities, but it may also invest up to 20% of its net assets in other types of securities, including corporate debt securities, U.S. government and agency debt, taxable municipal securities and convertible preferred securities. The Fund may invest up to 15% of its net assets in securities and other instruments that, at the time of investment, are illiquid (i.e., securities that are not readily marketable). The Fund may also invest in forwards, futures, options and swap contracts, or other derivative financial instruments including credit default swaps.

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).

Investment Valuation

Equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued, except as indicated below, at the NASDAQ Official Closing Price. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the last quoted bid price. These Securities are generally classified as Level 1 for fair value measurement purposes.

Prices of fixed-income securities and forward swap contracts are provided by a pricing service approved by the Fund’s Board of Trustees. These securities are generally classified as Level 2. When price quotes are not readily available the pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer, or market activity provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Futures contracts are valued using the closing settlement price or, in the absence of such a price, at the last traded price. Futures contracts are generally classified as Level 2.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Fund’s Board of Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s net asset value (as may be the case in non-U.S. markets on

24	Nuveen Investments

which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Fund’s Board of Trustees or its designee.

Refer to Footnote 2 – Fair Value Measurements for further details on the leveling of securities held by the Fund as of the end of the reporting period.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At March 31, 2011, the Fund had no such outstanding purchase commitments.

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also reflects paydown gains and losses, if any.

Income Taxes

The Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Shareholders

The Fund declares dividends from its net investment income daily and pays shareholders monthly. Fund shares begin to accrue dividends on the business day after the day when the monies used to purchase Fund shares are collected by the Fund’s transfer agent.

Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Flexible Sales Charge Program

Class A Shares are generally sold with an up-front sales charge and incur a .25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within twelve months of purchase. Class C Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within one year of purchase. Class R3 Shares are sold without an up-front sales charge but incur a .25% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Forward Swap Contracts

The Fund is authorized to enter into forward interest rate swap contracts consistent with its investment objectives and policies to reduce, increase or otherwise alter its risk profile or to alter its portfolio characteristics (i.e. duration, yield curve positioning and credit quality).

The Fund’s use of forward interest rate swap transactions is intended to help the Fund manage its overall interest rate sensitivity, either shorter or longer, generally to more closely align the Fund’s interest rate sensitivity with that of the broader market. Forward interest rate swap transactions involve the Fund’s agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the “effective date”). The amount of the payment obligation is based on the notional amount of the swap contract

Nuveen Investments	25

Notes to Financial Statements (Unaudited) (continued)

and the termination date of the swap (which is akin to a bond’s maturity). The value of the Fund’s swap commitment would increase or decrease based primarily on the extent to which long-term interest rates for bonds having a maturity of the swap’s termination date increase or decrease. Forward interest rate swap contracts are valued daily. The net amount recorded on these transactions for each counterparty is recognized on the Statement of Assets and Liabilities as a component of “Unrealized appreciation or depreciation on forward swaps” with the change during the fiscal period recognized on the Statement of Operations as a component of “Change in net unrealized appreciation (depreciation) of forward swaps.”

The Fund may terminate a swap contract prior to the effective date, at which point a realized gain or loss is recognized. When a forward swap is terminated, it ordinarily does not involve the delivery of securities or other underlying assets or principal, but rather is settled in cash on a net basis. Net realized gains and losses during the fiscal period are recognized on the Statement of Operations as a component of “Net realized gain (loss) from forward swaps.” The Fund intends, but is not obligated, to terminate its forward swaps before the effective date. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the credit risk associated with a counterparty failing to honor its commitment to pay any realized gain to the Fund upon termination.

During the six months ended March 31, 2011, the Fund entered into forward interest rate swap contracts to reduce the duration of the preferred stock portfolio. The average notional amount of forward interest rate swap contracts outstanding during the six months ended March 31, 2011, was 30,666,667. The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal year and at the end of each fiscal quarter within the fiscal year. Refer to Footnote 3 – Derivative Instruments and Hedging Activities for further details on forward interest rate swap contract activity.

Futures Contracts

The Fund is subject to interest rate risk in the normal course of pursuing its investment objectives and is authorized to invest in futures contracts in an attempt to manage such risk. Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or liquid securities equal to a specified percentage of the contract amount. This is known as the “initial margin.” Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as “Deposits with brokers for open futures contracts” on the Statement of Assets and Liabilities. Subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation of the value of the contract. Variation margin is recognized as a receivable or payable for “Variation margin on futures contracts” on the Statement of Assets and Liabilities, when applicable.

During the period the futures contract is open, changes in the value of the contract are recorded as an unrealized gain or loss by “marking-to-market” on a daily basis to reflect the changes in market value of the contract and is recognized as “Change in net unrealized appreciation (depreciation) of futures contracts” on the Statement of Operations. When the contract is closed or expired, the Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into which is recognized as “Net realized gain (loss) from futures contracts” on the Statement of Operations.

Risks of investments in futures contracts include the possible adverse movement in the price of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices. The Fund did not enter into futures contracts during the six months ended March 31, 2011.

Market and Counterparty Credit Risk

In the normal course of business the Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose the Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of the Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Futures contracts, when applicable, expose the Fund to minimal counterparty credit risk as they are exchange traded and the exchange’s clearinghouse, which is counterparty to all exchange traded futures, guarantees the futures contracts against default.

The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when the Fund has an unrealized loss, the Fund has instructed the custodian to pledge assets of the Fund as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

26	Nuveen Investments

Zero Coupon Securities

The Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Multiclass Operations and Allocations

Income and expenses of the Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative settled shares of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Realized and unrealized capital gains and losses of the Fund are prorated among the classes based on the relative net assets of each class.

Custodian Fee Credit

The Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on the Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which the Fund overdraws its account at the custodian bank.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements

Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

Level 1 –	Quoted prices in active markets for identical securities.
Level 2 –	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the Fund’s fair value measurements as of March 31, 2011:

	Level 1	Level 2	Level 3	Total
Investments:
$25 Par (or similar) Preferred Securities	$245,000,123	$80,041,232	$—	$325,041,355
Taxable Municipal Bonds	—	5,941,763	149,500	6,091,263
Corporate Bonds	—	36,079,437	—	36,079,437
Capital Preferred Securities	—	320,910,473	—	320,910,473
Short-Term Investments	—	4,083,231	—	4,083,231
Derivatives:
Forward Swaps*	—	3,953,795	—	3,953,795
Total	$245,000,123	$451,009,931	$149,500	$696,159,554
*	Represents net unrealized appreciation (depreciation).

Nuveen Investments	27

Notes to Financial Statements (Unaudited) (continued)

The following is a reconciliation of the Fund’s Level 3 investments held at the beginning and end of the measurement period:

Level 3 Taxable Municipal Bonds
Balance at the beginning of period	$98,259
Gains (losses):
Net realized gains (losses)	—
Net change in unrealized appreciation (depreciation)	(78,759)
Purchases at cost	—
Sales at proceeds	—
Net discounts (premiums)	—
Transfers in to	130,000
Transfers out of	—
Balance at the end of period	$149,500
Net change in unrealized appreciation (depreciation) during the period of Level 3 securities held as of March 31, 2011	$(431,256)

During the six months ended March 31, 2011, the Fund recognized no significant transfers to/from Level 1 or Level 2. Transfers in and/or out of Level 3 are shown using end of period values.

3. Derivative Instruments and Hedging Activities

The Fund records derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Fund’s investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. For additional information on the derivative instruments in which the Fund was invested during and at the end of the reporting period, refer to the Portfolio of Investments, Financial Statements and Footnote 1 – General Information and Significant Accounting Policies.

The following table presents the fair value of all derivative instruments held by the Fund as of March 31, 2011, the location of these instruments on the Statement of Assets and Liabilities, and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		Liability Derivatives
		Location	Value	Location	Value
Interest Rate	Forward Swaps	Unrealized appreciation on forward swaps*	$3,953,795	Unrealized depreciation on forward swaps*	$—
*	Represents cumulative gross unrealized appreciation (depreciation) of forward swap contracts as reported in the Portfolio of Investments.

The following table presents the amount of change in net unrealized appreciation (depreciation) recognized for the six months ended March 31, 2011, on derivative instruments, as well as the primary risk exposure.

Change in Net Unrealized Appreciation (Depreciation) of Forward Swaps
Risk Exposure
Interest Rate	$3,921,321

28	Nuveen Investments

4. Fund Shares

Transactions in Fund shares were as follows:

	Six Months Ended 3/31/11		Year Ended 9/30/10
	Shares	Amount	Shares	Amount
Shares sold:
Class A	3,842,204	$64,466,960	8,305,157	$132,367,999
Class C	1,171,492	19,703,750	3,332,052	52,491,909
Class R3	2,395	40,000	—	—
Class I	10,119,793	170,330,295	19,206,089	302,400,269
Shares issued to shareholders due to reinvestment of distributions:
Class A	329,832	5,517,464	309,962	4,904,360
Class C	182,774	3,056,504	173,117	2,735,880
Class R3	237	3,983	241	3,823
Class I	665,364	11,121,007	521,058	8,240,256
	16,314,091	274,239,963	31,847,676	503,144,496
Shares redeemed:
Class A	(3,892,472)	$(65,228,440)	(4,051,685)	$(63,314,298)
Class C	(757,669)	(12,748,016)	(1,086,344)	(17,236,285)
Class R3	(33)	(560)	—	—
Class I	(7,875,760)	(131,240,095)	(6,558,162)	(102,737,797)
	(12,525,934)	(209,217,111)	(11,696,191)	(183,288,380)
Net increase (decrease)	3,788,157	$65,022,852	20,151,485	$319,856,116

5. Investment Transactions

Purchases and sales (including maturities but excluding short-term investments and derivative transactions, when applicable) during the six months ended March 31, 2011, aggregated $233,681,012 and $191,749,577, respectively.

6. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Fund.

At March 31, 2011, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives, when applicable), as determined on a federal income tax basis, were as follows:

Cost of investments	$622,291,550
Gross unrealized:
Appreciation	$71,922,069
Depreciation	(2,007,860)
Net unrealized appreciation (depreciation) of investments	$69,914,209

Permanent differences, primarily due to federal taxes paid and complex securities character adjustments resulted in reclassifications among the Fund’s components of net assets at September 30, 2010, the Fund’s last tax year-end, as follows:

Capital paid in	$(4,001)
Undistributed (Over-distribution of) net investment income	533,826
Accumulated net realized gain (loss)	(529,825)

The tax components of undistributed net ordinary income and net long-term capital gains at September 30, 2010, the Fund’s last tax year end, were as follows:

Undistributed net ordinary income*	$13,398,169
Undistributed net long-term capital gains	5,048,494
*	Undistributed net ordinary income (on a tax basis) has not been reduced for the dividend declared during the period September 1, 2010 through September 30, 2010 and paid on October 1, 2010. Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

Nuveen Investments	29

Notes to Financial Statements (Unaudited) (continued)

The tax character of distributions paid during the Fund’s last tax year ended September 30, 2010, was designated for purposes of the dividends paid deduction as follows:

Distributions from net ordinary income*	$29,805,489
Distributions from net long-term capital gains	—
*	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

During the Fund’s last tax year ended September 30, 2010, the Fund utilized $5,427,054 of its capital loss carryforwards.

7. Management Fees and Other Transactions with Affiliates

The Fund’s management fee consists of two components – a fund-level fee, based only on the amounts of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within the Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, is calculated according to the following schedule:

Average Daily Net Assets	Fund-Level Fee Rate
For the first $125 million	.5500%
For the next $125 million	.5375
For the next $250 million	.5250
For the next $500 million	.5125
For the next $1 billion	.5000
For net assets over $2 billion	.4750

The annual complex-level fee, payable monthly, is calculated according to the following schedule:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen Funds. Eligible assets do not include assets attributable to investments in other Nuveen Funds and assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of March 31, 2011, the complex-level fee rate for the Fund was .1800%.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser has entered into Sub-Advisory Agreements with the Sub-Adviser under which the Sub-Adviser manages the investment portfolios of the Funds. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

The Adviser has agreed to waive fees and reimburse expenses, so that total annual fund operating expenses (excluding 12b-1 distribution and service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities, and extraordinary expenses) do not exceed .75% through May 31, 2011 and 0.90% until January 31, 2012, of the average daily net assets of any class of Fund shares. The Adviser may also voluntarily reimburse additional expenses from time to time. Voluntary reimbursements may be terminated at any time at the Adviser’s discretion.

The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

30	Nuveen Investments

During the six months ended March 31, 2011, Nuveen Investments, LLC (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A shares, the majority of which were paid out as concessions to financial intermediaries as follows:

Sales charges collected	$376,031
Paid to financial intermediaries	338,900

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the six months ended March 31, 2011, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

Commission advances	$204,914

To compensate for commissions advanced to financial intermediaries and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the six months ended March 31, 2011, the Distributor retained such 12b-1 fees as follows:

12b-1 fees retained	$221,718

The remaining 12b-1 fees charged to the Fund were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained $34,206 CDSC on share redemptions during the six months ended March 31, 2011.

At March 31, 2011, the Adviser owned 3,808 shares of Class R3.

8. New Accounting Pronouncement

Financial Accounting Standards Board (“FASB”) Transfers and Servicing (Topic 860): Reconsideration of Effective Control for Repurchase Agreements.

On April 15, 2011, the FASB issued Accounting Standards Update No. 2011-03, (the “ASU”). The guidance in the ASU is intended to improve the accounting for repurchase and other similar agreements. Specifically, the ASU modifies the criteria for determining when these agreements would be accounted for as financings transactions (secured borrowings/lending agreements) as opposed to sale (purchase) transactions with commitments to repurchase (resell). At this time, management is evaluating the implications of this guidance and the impact it will have to the financial statement amounts or footnote disclosures, if any.

9. Subsequent Events

On April 30, 2011, the Distributor changed its name from Nuveen Investments, LLC to Nuveen Securities, LLC.

Nuveen Investments	31

Board Approval of Sub-Advisory Arrangement (Unaudited)

At a meeting held on May 25-26, 2010 (the “May Meeting”), the Board of Trustees (the “Board,” and each Trustee, a “Board Member”) of the Fund, including a majority of the Board Members who are not parties to the advisory agreement or “interested persons” of any parties (the “Independent Board Members”), considered and approved the advisory agreement (the “Advisory Agreement”) between the Fund and Nuveen Asset Management (the “Adviser”). Since the May Meeting, Nuveen has engaged in an internal restructuring (the “Restructuring”) pursuant to which the portfolio management services provided by the Adviser to the Fund were transferred to Nuveen Asset Management, LLC (“NAM LLC”), a newly-organized wholly-owned subsidiary of the Adviser and the Adviser changed its name to Nuveen Fund Advisors, Inc. (“NFA”). The Adviser, under its new name NFA, continues to serve as investment adviser to the Fund and, in that capacity, will continue to provide various oversight, administrative, compliance and other services. To effectuate the foregoing, NFA entered into a sub-advisory agreement with NAM LLC on behalf of the Fund (the “Sub-Advisory Agreement”). Under the Sub-Advisory Agreement, NAM LLC, subject to the oversight of NFA and the Board, will furnish an investment program, make investment decisions for, and place all orders for the purchase and sale of securities for the portion of the Fund’s investment portfolio allocated to it by NFA. There have been no changes to the advisory fees paid by the Fund; rather, NFA will pay a portion of the investment advisory fee it receives to NAM LLC for its sub-advisory services. The Independent Board Members reviewed the allocation of fees between NFA and NAM LLC. NFA and NAM LLC do not anticipate any reduction in the nature or level of services provided to the Fund following the Restructuring. The personnel of NFA who engaged in portfolio management activities prior to the spinoff of NAM LLC are not expected to materially change as a result of the spinoff. In light of the foregoing, at a meeting held on November 16-18, 2010, the Board Members, including a majority of the Independent Board Members, approved the Sub-Advisory Agreement on behalf of the Fund. Given that the Restructuring was not expected to reduce the level or nature of services provided and the advisory fees paid by the Fund were the same, the factors considered and determinations made at the May Meeting in approving the Advisory Agreement were equally applicable to the approval of the Sub-Advisory Agreement. For a discussion of these considerations, please see the shareholder report of the Fund that was first issued after the May Meeting for the period including May 2010.

32	Nuveen Investments

Notes

Nuveen Investments	33

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Average Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s (or bond fund’s) value to changes when market interest rates change. Generally, the longer a bond or Fund’s duration, the more the price of the bond or Fund will change as interest rates change.

Hybrid Security: A hybrid security combines two or more different financial instruments. A hybrid security generally combines both debt and equity characteristics.

Lipper Corporate Debt Funds BBB-Rated Category Average: Represents the average annualized total return for all reporting funds in the Lipper Corporate Debt Funds BBB Rated Category.

Market Benchmark Index: An index that is comprised of a 60% weighting in the Merrill Lynch Preferred Stock Hybrid Securities Index, a 35% weighting in the Barclays Capital USD Capital Securities Index and a 5% weighting in the Merrill Lynch REIT Preferred Stock Index. The Merrill Lynch Preferred Stock Hybrid Securities Index is an unmanaged index consisting of a set of investment grade exchange-traded preferred stocks with outstanding market values of at least $50 million that are covered by Merrill Lynch Fixed Income Research. The index includes certain publicly issued, $25- and $1,000-par securities with at least one year to maturity. The Barclays Capital USD Capital Securities Index contains securities generally viewed as hybrid fixed income securities that either receive regulatory capital treatment or a degree of “equity credit” from the rating agencies. This generally includes Tier 2/Lower Tier 2 bonds, perpetual step-up debt, step-up preferred securities, and term preferred securities. The Merrill Lynch REIT Preferred Stock Index is an unmanaged index of investment grade REIT preferred shares with a deal size in excess of $100 million, weighted by capitalization and considered representative of investment grade preferred real estate stock performance.

Merrill Lynch Preferred Stock Hybrid Securities Index: An unmanaged index consisting of a set of investment grade exchange-traded preferred stocks with outstanding market values of at least $50 million that are covered by Merrill Lynch Fixed Income Research. The index includes certain publicly issued, $25- and $1,000-par securities with at least one year to maturity.

Net Asset Value (NAV): A Fund’s NAV is the dollar value of one share in the Fund. It is calculated by subtracting the liabilities of the Fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

34	Nuveen Investments

Fund Information

Fund Manager

Nuveen Fund Advisors, Inc.

333 West Wacker Drive

Chicago, IL 60606

Sub-Adviser

Nuveen Asset Management, LLC

333 West Wacker Drive

Chicago, IL 60606

Legal Counsel

Chapman and Cutler LLP

Chicago, IL

Independent Registered

Public Accounting Firm

Ernst & Young LLP

Chicago, IL

Custodian

State Street Bank & Trust Company

Boston, MA

Transfer Agent and Shareholder Services

Boston Financial

Data Services, Inc.

Nuveen Investor Services

P.O. Box 8530

Boston, MA 02266-8530

(800) 257-8787

Quarterly Portfolio of Investments and Proxy Voting Information: You may obtain (i) the Fund’s quarterly portfolio of investments, (ii) information regarding how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, and (iii) a description of the policies and procedures that the Fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (SEC). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

The Financial Industry Regulatory Authority (FINRA) provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of FINRA members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.finra.org. FINRA also provides an investor brochure that includes information describing the Public Disclosure Program.

Nuveen Investments	35

Nuveen Investments:

Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. We market our growing range of specialized investment solutions under the high-quality brands of HydePark, NWQ, Nuveen Asset Management, Santa Barbara, Symphony, Tradewinds and Winslow Capital. In total, Nuveen Investments managed approximately $206 billion of assets as of March 31, 2011.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Nuveen makes things e-simple.

It only takes a minute to sign up for e-Reports. Once enrolled, you’ll receive an e-mail as soon as your Nuveen Fund information is ready — no more waiting for delivery by regular mail. Just click on the link within the e-mail to see the report and save it on your computer if you wish.

Free e-Reports right to your e-mail!

www.investordelivery.com

If you receive your Nuveen Fund distributions and statements from your financial advisor or brokerage account.

OR

www.nuveen.com/accountaccess

If you receive your Nuveen Fund distributions and statements directly from Nuveen.

Distributed by Nuveen Securities, LLC 333 West Wacker Drive Chicago, IL 60606 www.nuveen.com

MSA-INV5-0311P

Mutual Funds

Nuveen Taxable Fixed Income Funds

For investors seeking current income and capital appreciation.

Semi-Annual Report

March 31, 2011

Nuveen NWQ Preferred Securities Fund

INVESTMENT ADVISER NAME CHANGE

Effective January 1, 2011, Nuveen Asset Management, the Fund’s investment adviser, changed its name to Nuveen Fund Advisors, Inc. (“Nuveen Fund Advisors”). Concurrently, Nuveen Fund Advisors formed a wholly-owned subsidiary, Nuveen Asset Management, LLC, to house its portfolio management capabilities.

NUVEEN INVESTMENTS COMPLETES STRATEGIC COMBINATION WITH FAF ADVISORS

On December 31, 2010, Nuveen Investments completed the strategic combination between Nuveen Asset Management, LLC, the largest investment affiliate of Nuveen Investments, and FAF Advisors. As part of this transaction, U.S. Bancorp — the parent of FAF Advisors — received cash consideration and a 9.5% stake in Nuveen Investments in exchange for the long term investment business of FAF Advisors, including investment-management responsibilities for the non-money market mutual funds of the First American Funds family.

The approximately $27 billion of mutual fund and institutional assets managed by FAF Advisors, along with the investment professionals managing these assets and other key personnel, have become part of Nuveen Asset Management, LLC. With these additions to Nuveen Asset Management, LLC, this affiliate now manages more than $100 billion of assets across a broad range of strategies from municipal and taxable fixed income to traditional and specialized equity investments.

This combination does not affect the investment objectives or strategies of this Fund. Over time, Nuveen Investments expects that the combination will provide even more ways to meet the needs of investors who work with financial advisors and consultants by enhancing the multi-boutique model of Nuveen Investments, which also includes highly respected investment teams at HydePark, NWQ Investment Management, Santa Barbara Asset Management, Symphony Asset Management, Tradewinds Global Investors and Winslow Capital. Nuveen Investments managed approximately $206 billion of assets as of March 31, 2011.

Must be preceded by or accompanied by a prospectus.	NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Chairman’s

Letter to Shareholders

Dear Shareholders,

In 2010, the global economy recorded another year of recovery from the financial and economic crises of 2008, but many of the factors that caused the downturn still weigh on the prospects for continued improvement. In the U.S., ongoing weakness in housing values has put pressure on homeowners and mortgage lenders. Similarly, the strong earnings recovery for corporations and banks is only slowly being translated into increased hiring or more active lending. Globally, deleveraging by private and public borrowers has inhibited economic growth and that process is far from complete.

Encouragingly, constructive actions are being taken by governments around the world to deal with economic issues. In the U.S., the recent passage of a stimulatory tax bill relieved some of the pressure on the Federal Reserve to promote economic expansion through quantitative easing and offers the promise of sustained economic growth. A number of European governments are undertaking programs that could significantly reduce their budget deficits. Governments across the emerging markets are implementing various steps to deal with global capital flows without undermining international trade and investment.

The success of these government actions could determine whether 2011 brings further economic recovery and financial market progress. One risk associated with the extraordinary efforts to strengthen U.S. economic growth is that the debt of the U.S. government will continue to grow to unprecedented levels. Another risk is that over time there could be inflationary pressures on asset values in the U.S. and abroad, because what happens in the U.S. impacts the rest of the world economy. Also, these various actions are being taken in a setting of heightened global economic uncertainty, primarily about the supplies of energy and other critical commodities. In this challenging environment, your Nuveen investment team continues to seek sustainable investment opportunities and to remain alert to potential risks in a recovery still facing many headwinds. On your behalf, we monitor their activities to assure they maintain their investment disciplines.

As you will note elsewhere in this report, on December 31, 2010, Nuveen Investments completed a strategic combination with FAF Advisors, Inc., the manager of the First American Funds. The combination adds highly respected and distinct investment teams to meet the needs of investors and their advisors and is designed to benefit all fund shareholders by creating a fund organization with the potential for further economies of scale and the ability to draw from even greater talent and expertise to meet those investor needs.

As always, I encourage you to contact your financial consultant if you have any questions about your investment in a Nuveen Fund. On behalf of the other members of your Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner

Chairman of the Board

May 19, 2011

4	Nuveen Investments

Portfolio Manager’s Comments

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio manager as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Any reference to credit ratings for portfolio holdings denotes the highest rating assigned by a Nationally Recognized Statistical Rating Organization (NRSRO) such as Standard & Poor’s (S&P), Moody’s or Fitch. AAA, AA, A and BBB ratings are investment grade; BB, B, CCC, CC, C and D ratings are below investment grade. Holdings and ratings may change over time.

The Nuveen NWQ Preferred Securities Fund features management by NWQ Investment Management Company, LLC, an affiliate of Nuveen Investments. The team is led by Michael Carne, CFA. Michael has 23 years of investment experience and joined NWQ in 2002. Here Michael discusses the Fund’s performance and its investment strategy for the period for the six-month period ending March 31, 2011.

How did the Fund perform during the six-month period ending March 31, 2011?

The table in the Fund Performance section of this report provides total return performance information for the six-month, one-year and since inception periods ending March 31, 2011. The Fund’s Class A Shares at net asset value (NAV) outperformed both the Merrill Lynch Fixed Rate Preferred Stock Index and the Lipper Corporate Debt Funds BBB-Rated Category Average over the period.

What strategies were used to manage the Fund during the reporting period, and how did this affect performance?

Our investment strategy is both bottom-up and fundamentally driven. Security selection incorporates elements of both fixed-income and equity analysis. We utilize NWQ’s equity research team to identify companies we like that seem to offer good downside protection, an attractive valuation and an improving outlook (catalyst). We also use option-adjusted spread analysis, and review a potential investment’s total return characteristics versus a set of market scenarios, such as higher/lower rates or wider/tighter spreads. We believe this forward-looking approach helps us to avoid sectors and companies that have deteriorating fundamentals.

Once a company has been identified with suitable investment characteristics, we then engage in the work of deciding the best investment choices. While we primarily make investments in preferred securities, we also have the latitude to invest in other types of income securities such as senior debt and even equities. We look at the specific characteristics of the fixed-income securities available for investment and evaluate the effect on the Fund of holding such an investment. These characteristics might include price, yield, issuer, location in the capital structure, rating, liquidity premium/discount and any other potential issues that can affect the value of the position. Additionally, because the preferred market is very concentrated both by issuer and industry, we pay particular attention to the diversification of the Fund.

The Fund‘s performance exceeded the Merrill Lynch Fixed Rate Preferred Stock Index for the reporting period primarily due to outperformance across five of its six sectors,

Nuveen Investments	5

including Real Estate Investment Trusts (REITs), banking, utilities, insurance and industrials. The one exception was the finance sector. Additionally, our equity weighting produced very solid performance during the fourth quarter of 2010 as investor sentiment on growth and profits became more positive.

Standout performers for the period ending March 31, 2011, included Pfizer and Motorola Solutions common stock. Top performing preferreds in the portfolio were Axis Capital Holdings and Principal Financial.

Several holdings detracted from performance. Our Motorola Mobility and General Motors common stock holdings negatively impacted returns. Both stocks fell victim to an abrupt change in the economic outlook from growth to stagflation. Additionally, Motorola Mobility faces challenges in both the handset and tablet market from Apple and other android-based platforms.

During the period, we added a number of new preferred securities including Citigroup perpetual preferred, ALLY perpetual preferred, American Financial Group trust preferred, Dupont Fabros perpetual preferred, Popular perpetual preferred, and Principal Financial perpetual preferred. These purchases were made due to their attractive yield and positive fundamental outlook.

We continued to reduce our European exposure by selling our position in Santander perpetual preferred as its price did not reflect the ongoing risks of disruption in the European markets due to sovereign debt levels.

During the current period, we also wrote covered call options on individual stocks to enhance returns while foregoing some upside potential.

Risk Considerations

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities are subject to credit risk and interest rate risk. The value of, and income generated by debt securities will decrease or increase based on changes in market interest rates. As interest rates rise, bond prices fall. Credit risk refers to an issuer’s ability to make interest and principal payments when due. High yield or lower rated securities carry heightened credit risk and potential for default. The potential use of derivative instruments involves a high degree of financial risk, including the risk that the loss on a derivative may be greater than the principal amount invested. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards.

6	Nuveen Investments

Fund Performance (Unaudited)

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect a contractual agreement between the Fund and the investment adviser to waive certain fees and expenses; see Notes to Financial Statements, Footnote 7 — Management Fees and Other Transactions with Affiliates for more information. In addition, returns may reflect a voluntary expense limitation by the Fund’s investment adviser that may be modified or discontinued at any time without notice. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains.

Comparative index and benchmark return information is provided for the Fund’s Class A Shares at net asset value (NAV) only.

Average Annual Total Returns as of March 31, 2011*

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception**
Class A Shares at NAV	6.04%	12.61%	18.26%
Class A Shares at Offer	1.00%	7.26%	13.94%
Merrill Lynch Fixed Rate Preferred Stock Index***	3.39%	11.49%	14.87%
Lipper Corporate Debt Funds BBB-Rated Category Average***	0.80%	8.15%	8.78%

Class C Shares	5.65%	11.73%	17.37%
Class R3 Shares	5.92%	12.29%	17.94%
Class I Shares	6.18%	12.83%	18.54%

Class A Shares have a maximum 4.75% sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

*	Six-month returns are cumulative; all other returns are annualized.
**	Since inception returns for Class A, C, I and R3 are from 12/9/09.
***	Refer to the Glossary of Terms Used in this Report for definitions.

Nuveen Investments	7

Yields (Unaudited) as of March 31, 2011

Dividend Yield is the most recent dividend per share (annualized) divided by the offering price per share.

The SEC 30-Day Yield is a standardized measure of a Fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the Fund’s portfolio. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. The 30-Day Yield is computed under the same formula but is based on the net asset value (NAV) per share. Dividend Yield may differ from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

The SEC 30-Day Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund’s policy permitting waiver of the A Share load in certain specified circumstances.

	Dividend Yield	30-Day Yield	SEC 30-Day Yield
Class A Shares at NAV	6.57%	3.92%	—
Class A Shares at Offer	6.26%	—	3.73%
Class C Shares	5.83%	3.17%	—
Class R3 Shares	6.34%	3.66%	—
Class I Shares	6.84%	4.17%	—

8	Nuveen Investments

Holding Summary (Unaudited) as of March 31, 2011

This data relates to the securities held in the Fund’s portfolio of investments. It should not be construed as a measure of performance for the Fund itself.

Portfolio Allocation1

Portfolio Composition[1]
Insurance	29.9%
Commercial Banks	15.7%
Real Estate Investment Trust	13.5%
Consumer Finance	6.7%
Diversified Financial Services	6.4%
Commercial Services & Supplies	4.5%
Wireless Telecommunication Services	3.7%
Other	19.6%

1	As a percentage of total investments (excluding investments in derivatives) as of March 31, 2011. Holdings are subject to change.

Nuveen Investments	9

Expense Ratios (Unaudited)

The expense ratios below reflect the Fund’s total operating expenses (before fee waivers or expense reimbursements if any) as shown in the Fund’s most recent prospectus. The expense ratios include management fees and other fees and expenses.

Share Class	Gross Expense Ratios	Net Expense Ratios
Class A	3.61%	0.99%
Class C	4.36%	1.74%
Class R3	3.85%	1.24%
Class I	3.36%	0.74%

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses. The

Net Expense Ratios reflect a contractual commitment by the Fund’s investment adviser to waive fees and reimburse expenses through

January 31, 2013.

10	Nuveen Investments

Expense Example (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)
	A Shares	C Shares	R3 Shares	I Shares	A Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (10/01/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/11)	$1,060.40	$1,056.50	$1,059.20	$1,061.80	$1,020.04	$1,016.31	$1,018.80	$1,021.29
Expenses Incurred During Period	$5.03	$8.87	$6.31	$3.75	$4.94	$8.70	$6.19	$3.68

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .98%, 1.73%, 1.23% and .73% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Nuveen Investments	11

Portfolio of Investments (Unaudited)

Nuveen NWQ Preferred Securities Fund

March 31, 2011

Shares	Description (1)			Value

	COMMON STOCKS – 10.8%

	Automobiles – 0.8%

600	General Motors Company, (3)			$18,618
	Communications Equipment – 2.5%

1,500	Motorola Mobility Holdings Inc., (2), (3)			36,600

428	Motorola Solutions Inc.			19,127
	Total Communications Equipment			55,727
	Computers & Peripherals – 1.1%

600	Hewlett-Packard Company			24,582
	Diversified Financial Services – 1.1%

5,500	Citigroup Inc., (3)			24,310
	Insurance – 1.2%

2,000	Genworth Financial Inc., Class A, (3)			26,920
	Media – 1.1%

700	Time Warner Inc.			24,990
	Metals & Mining – 1.6%

700	Barrick Gold Corporation, (2)			36,337
	Pharmaceuticals – 1.4%

1,500	Pfizer Inc.			30,465
	Total Common Stocks (cost $221,842)			241,949

Shares	Description (1)	Coupon	Ratings (4)	Value
	CONVERTIBLE PREFERRED SECURITIES – 5.9%

	Commercial Banks – 4.6%

100	Wells Fargo & Company, Convertible Bond	7.500%	A	$103,520
	Professional Services – 1.3%

500	Nielsen Holdings BV Convertible Preferred	6.250%	B	28,438
	Total Convertible Preferred Securities (cost $119,359)			131,958

Shares	Description (1)	Coupon	Ratings (4)	Value
	$25 PAR (OR SIMILAR) PREFERRED SECURITIES – 72.1%

	Commercial Banks – 10.7%

3,000	HSBC Holdings PLC	8.000%	A+	$81,840

490	Popular Inc.	8.250%	B2	10,780

80	U.S. Bancorp.	7.189%	A	68,001

3,000	Zions Bancorporation	9.500%	BB	78,600
	Total Commercial Banks			239,221
	Commercial Services & Supplies – 4.4%

100	Pitney Bowes Interntational Holdings, 144A	6.125%	Baa1	97,531
	Consumer Finance – 6.6%

2,000	Ally Financial Inc.	8.500%	B	49,740

1,000	Heller Financial Inc.	6.687%	A+	97,156
	Total Consumer Finance			146,896
	Diversified Financial Services – 5.1%

2,400	Citigroup Capital Trust XII	8.500%	BBB	63,192

2,000	Citigroup Inc., Series F	8.500%	BBB	52,100
	Total Diversified Financial Services			115,292

12	Nuveen Investments

Shares	Description (1)	Coupon		Ratings (3)	Value

	Electric Utilities – 3.4%

3,000	BGE Capital Trust II	6.200%		BBB–	$74,940
	Insurance – 22.1%

2,500	Allianz SE	8.375%		A+	66,797

3,000	American Financial Group	7.000%		BBB+	75,300

3,000	Aspen Insurance Holdings Limited	7.401%		BBB–	73,080

3,000	Endurance Specialty Holdings Limited	7.750%		BBB–	76,770

2,000	PLC Capital Trust III	7.500%		BBB	50,600

1,900	Principal Financial Group	6.518%		BBB	46,075

400	Principal Financial Group	5.563%		BBB	37,538

2,500	Prudential Financial Inc.	9.000%		BBB+	68,775
	Total Insurance				494,935
	Multi-Utilities – 3.1%

2,500	Scana Corporation	7.700%		BBB–	69,700
	Real Estate Investment Trust – 13.1%

2,000	Apartment Investment & Management Company, Series U	7.750%		Ba3	49,940

2,000	Ashford Hospitality Trust Inc., Series D	8.450%		N/A	48,760

2,500	Dupont Fabros Technology	7.875%		Ba3	62,625

2,500	Kimco Realty Corporation, Series G	7.750%		Baa2	64,650

2,500	Vornado Realty LP	7.875%		BBB	67,725
	Total Real Estate Investment Trust				293,700
	Wireless Telecommunication Services – 3.6%

1,695	Telephone and Data Systems Inc.	7.600%		Baa2	42,595

1,500	Telephone and Data Systems Inc.	7.000%		Baa2	37,470
	Total Wireless Telecommunication Services				80,065
	Total $25 Par (or similar) Preferred Securities (cost $1,526,670)				1,612,280

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (4)	Value
	CAPITAL PREFERRED SECURITIES – 4.4%

	Insurance – 4.4%

1	Axis Capital Holdings Limited	7.500%	12/01/15	BBB	$98,625
	Total Capital Preferred Securities (cost $87,722)				98,625

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value
	CORPORATE BONDS – 1.4%

	Insurance – 1.4%

$31	Genworth Financial Inc.	7.625%	9/24/21	BBB	$31,099
$31	Total Corporate Bonds (cost $31,000)				31,099

Shares	Description (1)				Value
	INVESTMENT COMPANIES – 2.9%

3,700	Flaherty and Crumrine/Claymore Preferred Securities Income Fund Inc.				$63,196
	Total Investment Companies (cost $47,972)				63,196
	Total Investments (cost $2,034,565) – 97.5%				2,179,107
	Other Assets Less Liabilities – 2.5% (5)				56,778
	Net Assets – 100%				$2,235,885

Nuveen Investments	13

Portfolio of Investments (Unaudited)

Nuveen NWQ Preferred Securities Fund (continued)

March 31, 2011

Investments in Derivatives

Call Options Written outstanding as of March 31, 2011:

Number of Contracts	Type	Notional Amount (6)	Expiration Date	Strike Price	Value

(5)	Barrick Gold Corporation	$(25,000)	7/16/11	$50.0	$(2,050)

(2)	Barrick Gold Corporation	(11,000)	10/22/11	55.0	(660)

(8)	Motorola Mobility Holdings Inc.	(24,000)	7/16/11	30.0	(480)
(15)	Total Call Options Written (premiums received $4,837)	$(60,000)			$(3,190)

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Investment, or portion of investment, has been pledged as collateral for investments in derivatives.

(3)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(4)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investor Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade.

(5)	Other Assets Less Liabilities includes Value and/or Net Unrealized Appreciation (Depreciation) of derivative instruments as noted within Investments in Derivatives.

(6)	For disclosure purposes, Notional Amount is calculated by multiplying the Number of Contracts by the Strike Price by 100.
N/A	Not available.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

See accompanying notes to financial statements.

14	Nuveen Investments

Statement of Assets and Liabilities (Unaudited)

March 31, 2011

Assets
Investments, at value (cost $2,034,565)	$2,179,107
Cash	36,037
Receivables:
Dividends	10,813
From Adviser	10,465
Interest	39
Investments sold	50,941
Total assets	2,287,402
Liabilities
Call options written, at value (premiums received $4,837)	3,190
Payables:
Dividends	11,912
Investments purchased	4,041
Accrued expenses:
12b-1 distribution and service fees	828
Other	31,546
Total liabilities	51,517
Net assets	$2,235,885
Class A Shares
Net assets	$559,228
Shares outstanding	25,000
Net asset value per share	$22.37
Offering price per share (net asset value per share plus maximum sales charge of 4.75% of offering price)	$23.49
Class C Shares
Net assets	$558,263
Shares outstanding	25,000
Net asset value and offering price per share	$22.33
Class R3 Shares
Net assets	$558,847
Shares outstanding	25,000
Net asset value and offering price per share	$22.35
Class I Shares
Net assets	$559,547
Shares outstanding	25,000
Net asset value and offering price per share	$22.38
Net Assets Consist of:
Capital paid-in	$1,997,482
Undistributed (Over-distribution of) net investment income	13,587
Accumulated net realized gain (loss)	78,627
Net unrealized appreciation (depreciation)	146,189
Net assets	$2,235,885
Authorized shares	Unlimited
Par value per share	$0.01

See accompanying notes to financial statements.

Nuveen Investments	15

Statement of Operations (Unaudited)

Six Months Ended March 31, 2011

Dividend and Interest Income	$78,765
Expenses
Management fees	8,142
12b-1 service fees – Class A	696
12b-1 distribution and service fees – Class C	2,779
12b-1 distribution and service fees – Class R3	1,391
Shareholders’ servicing agent fees and expenses	121
Custodian’s fees and expenses	2,409
Professional fees	11,618
Shareholders’ reports – printing and mailing expenses	8,164
Other expenses	549
Total expenses before custodian fee credit and expense reimbursement	35,869
Custodian fee credit	(23)
Expense reimbursement	(22,855)
Net expenses	12,991
Net investment income (loss)	65,774
Realized and Unrealized Gain (Loss):
Net realized gain (loss) from:
Investments	69,950
Call options written	9,107
Change in net unrealized appreciation (depreciation) of:
Investments	(13,865)
Call options written	(2,360)
Net realized and unrealized gain (loss)	62,832
Net increase (decrease) in net assets from operations	$128,606

See accompanying notes to financial statements.

16	Nuveen Investments

Statement of Changes in Net Assets (Unaudited)

	Six Months Ended 3/31/11	Period Ended 9/30/10*
Operations
Net investment income (loss)	$65,774	$103,819
Net realized gain (loss) from:
Investments	69,950	65,457
Call options written	9,107	9,351
Change in net unrealized appreciation (depreciation) of:
Investments	(13,865)	158,407
Call options written	(2,360)	4,007
Net increase (decrease) in net assets from operations	128,606	341,041
Distributions to Shareholders
From net investment income:
Class A	(18,375)	(21,437)
Class C	(16,275)	(18,988)
Class R3	(17,700)	(20,650)
Class I	(19,112)	(22,225)
From accumulated net realized gains:
Class A	(19,750)	—
Class C	(19,750)	—
Class R3	(19,750)	—
Class I	(19,750)	—
Decrease in net assets from distributions to shareholders	(150,462)	(83,300)
Fund Share Transactions
Proceeds from sale of shares	—	2,000,000
Net increase (decrease) in net assets from Fund share transactions	—	2,000,000
Net increase (decrease) in net assets	(21,856)	2,257,741
Net assets at the beginning of period	2,257,741	—
Net assets at the end of period	$2,235,885	$2,257,741
Undistributed (Over-distribution of) net investment income at the end of period	$13,587	$19,275
*	For the period December 9, 2009 (commencement of operations) through September 30, 2010

See accompanying notes to financial statements.

Nuveen Investments	17

Financial Highlights (Unaudited)

Selected data for a share outstanding throughout the period:

Class (Commencement Date)
		Investment Operations			Less Distributions

Year Ended September 30,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(f)	Total	Ending Net Asset Value	Total Return(b)
Class A (12/09)
2011(e)	$22.59	$.68	$.63	$1.31	$(.74)	$(.79)	$(1.53)	$22.37	6.04%
2010(d)	20.00	1.07	2.38	3.45	(.86)	—	(.86)	22.59	17.46
Class C (12/09)
2011(e)	22.55	.59	.63	1.22	(.65)	(.79)	(1.44)	22.33	5.65
2010(d)	20.00	.94	2.37	3.31	(.76)	—	(.76)	22.55	16.74
Class R3 (12/09)
2011(e)	22.57	.65	.63	1.28	(.71)	(.79)	(1.50)	22.35	5.92
2010(d)	20.00	1.03	2.37	3.40	(.83)	—	(.83)	22.57	17.19
Class I (12/09)
2011(e)	22.60	.71	.62	1.33	(.76)	(.79)	(1.55)	22.38	6.18
2010(d)	20.00	1.12	2.37	3.49	(.89)	—	(.89)	22.60	17.68

18	Nuveen Investments

Ratios/Supplemental Data

	Ratios to Average Net Assets Before Reimbursement				Ratios to Average Net Assets After Reimbursement(c)
Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate

$559	3.04	%*	4.04	%*	.98	%*	6.09	%*	35%
565	3.61	*	3.55	*	.99	*	6.17	*	53

558	3.79	*	3.29	*	1.73	*	5.34	*	35
564	4.36	*	2.80	*	1.74	*	5.41	*	53

559	3.28	*	3.79	*	1.23	*	5.84	*	35
564	3.85	*	3.30	*	1.24	*	5.91	*	53

560	2.79	*	4.29	*	.73	*	6.34	*	35
565	3.36	*	3.80	*	.74	*	6.42	*	53

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(d)	For the period December 9, 2009 (commencement of operations) through September 30, 2010.
(e)	For the six months ended March 31, 2011.
(f)	Distributions from Capital Gains include short-term capital gains, if any.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	19

Notes to Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

General Information

The Nuveen Investment Trust V (the “Trust”) is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of the Nuveen NWQ Preferred Securities Fund (the “Fund”), among others. The Trust was organized as a Massachusetts business trust on September 27, 2006. The Fund commenced operations on December 9, 2009.

Effective January 1, 2011, the Funds’ adviser, Nuveen Asset Management, a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”) changed its name to Nuveen Fund Advisors, Inc. (the “Adviser”).

The Fund seeks to provide current income and capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in preferred securities. Preferred securities, which generally pay fixed or adjustable rate dividends to investors, have preference over common stock in the payment of dividends and the liquidation of a company’s assets, which means that a company must pay dividends on its preferred securities before paying any dividends on its common stock. The Fund seeks to meet its investment objective by investing primarily in preferred securities, but it may also invest up to 20% of its net assets in non-preferred securities, including common stock, convertible debt securities, corporate debt securities, mortgage-backed securities and U.S. Government and agency debt securities. The Fund may also write covered call options on securities in which the Fund holds a long position. The Fund may invest up to 50% of its net assets in below investment-grade securities, commonly referred to as “high yield,” “high risk” or “junk” securities. Although the Fund invests primarily in securities issued by U.S. companies, it may invest up to 40% of its net assets in dollar-denominated securities issued by non-U.S. companies.

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).

Investment Valuation

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued, except as indicated below, at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the last quoted bid price. These securities are generally classified as Level 1 for fair value measurement purposes.

Prices of fixed-income securities are provided by a pricing service approved by the Fund’s Board of Trustees. These securities are generally classified as Level 2. When price quotes are not readily available the pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer, or market activity provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

The value of exchange-traded options are based on the mean of the bid and ask prices. Exchange-traded options are generally classified as Level 1. Options traded in the over-the-counter market are valued using market implied volatilities and are generally classified as Level 2.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Fund’s Board of Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Fund’s Board of Trustees or its designee.

20	Nuveen Investments

Refer to Footnote 2 – Fair Value Measurements for further details on the leveling of securities held by the Fund as of the end of the reporting period.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At March 31, 2011, the Fund had no outstanding when-issued/delayed purchase commitments.

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also reflects paydown gains and losses, if any.

Income Taxes

The Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Shareholders

The Fund declares dividends from its net investment income daily and pays shareholders monthly. Fund shares begin to accrue dividends on the business day after the day when the monies used to purchase Fund shares are collected by the Fund’s transfer agent.

Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Flexible Sales Charge Program

Class A Shares are generally sold with an up-front sales charge and incur a .25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within twelve months of purchase. Class C Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within one year of purchase. Class R3 Shares are sold without an up-front sales charge but incur a .25% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Options Transactions

The Fund is subject to equity price risk in the normal course of pursuing its investment objectives and is authorized to write (sell) call options, in an attempt to manage such risk. When the Fund writes an option, an amount equal to the net premium received (the premium less commission) is recognized as a component of “Call options written, at value” on the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current value of the written option until the option is exercised or expires or the Fund enters into a closing purchase transaction. The changes in the value of options written during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of call options written” on the Statement of Operations. When an option is exercised or expires or a Fund enters into a closing purchase transaction, the difference between the net premium received and any amount paid at expiration or on executing a closing purchase transaction, including commission, is recognized as a component of “Net realized gain (loss) from call options written“ on the Statement of Operations. The Fund, as a writer of an option, has no control over whether the underlying instrument may be sold (called) and as a result bears the risk of an unfavorable change in the market value of the instrument underlying the written option. There is also the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

During the six months ended March 31, 2011, the Fund wrote call options on individual stocks to enhance returns while foregoing some upside potential. The average notional amount of call options written during the six months ended March 31, 2011 was $(100,000). The average notional amount is calculated based on the outstanding amount at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year. Refer to Footnote 3 – Derivative Instruments and Hedging Activities and Footnote 5 – Investment Transactions for further details on call options written.

Nuveen Investments	21

Notes to Financial Statements (Unaudited) (continued)

Market and Counterparty Credit Risk

In the normal course of business the Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose the Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of the Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Futures contracts, when applicable, expose the Fund to minimal counterparty credit risk as they are exchange traded and the exchange’s clearinghouse, which is counterparty to all exchange traded futures, guarantees the futures contracts against default.

The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when the Fund has an unrealized loss, the Fund has instructed the custodian to pledge assets of the Fund as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Multiclass Operations and Allocations

Income and expenses of the Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative settled shares of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Realized and unrealized capital gains and losses of the Fund are prorated among the classes based on the relative net assets of each class.

Custodian Fee Credit

The Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on the Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which the Fund overdraws its account at the custodian bank.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements

Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

Level 1 –	Quoted prices in active markets for identical securities.
Level 2 –	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

22	Nuveen Investments

The inputs or methodologies used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the Fund’s fair value measurements as of March 31, 2011:

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$241,949	$—	$—	$241,949
Convertible Preferred Securities	103,520	28,438	—	131,958
$25 Par (or similar) Preferred Securities	1,302,478	309,802	—	1,612,280
Capital Preferred Securities	—	98,625	—	98,625
Corporate Bonds	—	31,099	—	31,099
Investment Companies	63,196	—	—	63,196
Derivatives:
Call Options Written	(3,190)	—	—	(3,190)
Total	$1,707,953	$467,964	$—	$2,175,917

During the six months ended March 31, 2011, the Fund recognized no significant transfers to/from Level 1, Level 2 or Level 3.

3. Derivative Instruments and Hedging Activities

The Fund records derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Fund’s investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. For additional information on the derivative instruments in which the Fund was invested during and at the end of the reporting period refer to the Portfolio of Investments, Financial Statements and Footnote 1 – General Information and Significant Accounting Policies.

The following table presents the fair value of all derivative instruments held by the Fund as of March 31, 2011, the location of these instruments on the Statement of Assets and Liabilities, and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
	Derivative Instrument	Asset Derivatives		Liability Derivatives
Underlying Risk Exposure		Location	Value	Location	Value
Equity Price	Options	—	$—	Call options written, at value	$3,190

The following tables present the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the six months ended March 31, 2011, on derivative instruments, as well as the primary risk exposure associated with each.

Net Realized Gain (Loss) from Call Options Written
Risk Exposure
Equity Price	$9,107

Change in Net Unrealized Appreciation (Depreciation) of Call Options Written
Risk Exposure
Equity Price	$(2,360)

4. Fund Shares

Transactions in Fund shares were as follows:

	Six Months Ended 3/31/11		For the Period 12/09/09 (commencement of operations) through 9/30/10
	Shares	Amount	Shares	Amount
Shares sold:
Class A	—	$—	25,000	$500,000
Class C	—	—	25,000	500,000
Class R3	—	—	25,000	500,000
Class I	—	—	25,000	500,000
Net increase (decrease)	—	$—	100,000	$2,000,000

5. Investment Transactions

Purchases and sales (including maturities but excluding short-term investments and derivative transactions, when applicable) during the six months March 31, 2011, aggregated $783,077 and $951,495, respectively.

Nuveen Investments	23

Notes to Financial Statements (Unaudited) (continued)

Transactions in call options written during the six months ended March 31, 2011, were as follows:

	Number of Contracts	Premiums Received
Options outstanding, beginning of period	197	$15,005
Options written	74	10,528
Options terminated in closing purchase transactions	(207)	(15,417)
Options exercised	(19)	(3,989)
Options expired	(30)	(1,290)
Options outstanding, end of period	15	$4,837

6. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Fund.

At March 31, 2011, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives), as determined on a federal income tax basis, were as follows:

Cost of investments	$2,033,106
Gross unrealized:
Appreciation	$162,295
Depreciation	(16,294)
Net unrealized appreciation (depreciation) of investments	$146,001

Permanent differences, primarily due to federal taxes paid, complex securities character adjustments and nondeductible stock issuance costs resulted in reclassifications among the Fund’s components of net assets at September 30, 2010, the Fund’s last tax year-end, as follows:

Capital paid in	$(2,518)
Undistributed (Over-distribution of) net investment income	(1,244)
Accumulated net realized gain (loss)	3,762

The tax components of undistributed net ordinary income and net long-term capital gains at September 30, 2010, the Fund’s last tax year end, were as follows:

Undistributed net ordinary income*	$111,864
Undistributed net long-term capital gains	—
*	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Fund’s last tax year ended September 30, 2010, was designated for purposes of the dividends paid deduction as follows:

For the period December 9, 2009 (commencement of operations) through September 30, 2010
Distributions from net ordinary income*	$71,400
Distributions from net long-term capital gains	—
*	Net ordinary income consists of net taxable income derived from dividends, interest, and short net short-term capital gains, if any.

7. Management Fees and Other Transactions with Affiliates

The Fund’s management fee consists of two components – a fund-level fee, based only on the amounts of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within the Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, is calculated according to the following schedule:

Average Daily Net Assets	Fund-Level Fee Rate
For the first $125 million	.5500%
For the next $125 million	.5375
For the next $250 million	.5250
For the next $500 million	.5125
For the next $1 billion	.5000
For net assets over $2 billion	.4750

24	Nuveen Investments

The annual complex-level fee, payable monthly, is calculated according to the following schedule:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen Funds. Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of March 31, 2011, the complex-level fee rate for the Fund was .1800%.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser has entered into a Sub-Advisory Agreement with NWQ Investment Management Company, LLC (“NWQ”), a subsidiary of Nuveen, under which NWQ manages the investment portfolio of the Fund. NWQ is compensated for its services to the Fund from the management fee paid to the Adviser.

The Adviser has agreed to waive fees and reimburse expenses, so that total annual fund operating expenses (excluding 12b-1 distribution and service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities, and extraordinary expenses) do not exceed .75% through January 31, 2013 (1.25% after January 31, 2013), of the average daily net assets of any class of Fund shares. The Adviser may also voluntarily reimburse additional expenses from time to time. Voluntary reimbursements may be terminated at any time at the Adviser’s discretion.

The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

At March 31, 2011 Nuveen owned all 25,000 shares of each Class A, C, R3 and I.

During the six months ended March 31, 2011, Nuveen Investments, LLC (the “Distributor”), a wholly-owned subsidiary of Nuveen, retained all 12b-1 fees.

8. New Accounting Pronouncement

Financial Accounting Standards Board (“FASB”) Transfers and Servicing (Topic 860): Reconsideration of Effective Control for Repurchase Agreements.

On April 15, 2011, the FASB issued Accounting Standards Update No. 2011-03, (the “ASU”). The guidance in the ASU is intended to improve the accounting for repurchase and other similar agreements. Specifically, the ASU modifies the criteria for determining when these agreements would be accounted for as financing transactions (secured borrowings/lending agreements) as opposed to sale (purchase) transactions with commitments to repurchase (resell). At this time, management is evaluating the implications of this guidance and the impact it will have to the financial statement amounts or footnote disclosures, if any.

9. Subsequent Events

On April 30, 2011, the Distributor changed its name from Nuveen Investments, LLC to Nuveen Securities, LLC.

Nuveen Investments	25

Notes

26	Nuveen Investments

Glossary of Terms Used in this Report

Lipper Corporate Debt Funds BBB-Rated Category Average: Represents the average annualized total return for all reporting funds in the Lipper Corporate Debt Funds BBB Rated category.

The Merrill Lynch Fixed Rate Preferred Stock Index: An index that tracks the performance of fixed rate U.S. dollar denominated preferred securities issued in the U.S. domestic market. Qualifying securities must be rated investment grade (based on an average of Moody’s, S&P, and Fitch) and must have an investment grade rated country of risk (based on an average of Moody’s, S&P, and Fitch foreign currency long-term sovereign debt ratings). In addition, qualifying securities must be issued as public securities or through a 144a filing, must be issued in $25, $50, or $100 par/liquidation preference increments, must have a fixed coupon or dividend schedule, and must have a minimum amount outstanding of $100 million.

Net Asset Value (NAV): A Fund’s NAV is the dollar value of one share in the Fund. It is calculated by subtracting the liabilities of the Fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

Nuveen Investments	27

Fund Information

Fund Manager

Nuveen Fund Advisors, Inc.

333 West Wacker Drive

Chicago, IL 60606

Sub-Adviser

NWQ Investment Management Company, LLC

2049 Century Park East

Los Angeles, CA 90097

Legal Counsel

Chapman and Cutler LLP

Chicago, IL

Independent Registered

Public Accounting Firm

Ernst & Young LLP

Chicago, IL

Custodian

State Street Bank & Trust Company

Boston, MA

Transfer Agent and Shareholder Services

Boston Financial

Data Services, Inc.

Nuveen Investor Services

P.O. Box 8530

Boston, MA 02266-8530

(800) 257-8787

Quarterly Portfolio of Investments and Proxy Voting Information: You may obtain (i) the Fund’s quarterly portfolio of investments, (ii) information regarding how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, and (iii) a description of the policies and procedures that the Fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (SEC). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

The Financial Industry Regulatory Authority (FINRA) provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of FINRA members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.finra.org. FINRA also provides an investor brochure that includes information describing the Public Disclosure Program.

28	Nuveen Investments

Nuveen Investments:

Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. We market our growing range of specialized investment solutions under the high-quality brands of HydePark, NWQ, Nuveen Asset Management, Santa Barbara, Symphony, Tradewinds and Winslow Capital. In total, Nuveen Investments managed approximately $206 billion of assets as of March 31, 2011.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

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It only takes a minute to sign up for e-Reports. Once enrolled, you’ll receive an e-mail as soon as your Nuveen Fund information is ready — no more waiting for delivery by regular mail. Just click on the link within the e-mail to see the report and save it on your computer if you wish.

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If you receive your Nuveen Fund distributions and statements from your financial advisor or brokerage account.

OR

www.nuveen.com/accountaccess

If you receive your Nuveen Fund distributions and statements directly from Nuveen.

Distributed by Nuveen Securities, LLC 333 West Wacker Drive Chicago, IL 60606 www.nuveen.com

MSA-NPREF-0311P

Item 2. Code of Ethics.

Not applicable to this filing.

Item 3. Audit Committee Financial Expert.

Not applicable to this filing.

Item 4. Principal Accountant Fees and Services.

Not applicable to this filing.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this registrant.

Item 6. Schedule of Investments.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to this registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Investment Trust V

By	(Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy Vice President and Secretary

Date June 6, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	(Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman Chief Administrative Officer (principal executive officer)

Date June 6, 2011

By	(Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy Vice President and Controller (principal financial officer)

Date June 6, 2011